SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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Filed by a Party other than the Registrant     ☐
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☐       Preliminary Proxy Statement
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☑       Definitive Proxy Statement
☐       Definitive Additional Materials
☐       Soliciting Material Pursuant to §240.14a-12
PENSON WORLDWIDE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 8, 2009
Dear Fellow Stockholders:
     You are cordially invited to attend the Annual Meeting of Stockholders of Penson Worldwide, Inc. (the “Company”), which will be held at 1700 Pacific Avenue, Suite 295A, Dallas, Texas 75201, on Thursday, May 21, 2009 at 9:00 a.m. local time.
     At this meeting, you will be asked:
1.	To elect three (3) Directors of the Company, each of whom will serve until the 2012 annual meeting of stockholders or until their successors are elected and qualified.

2.	To approve an amendment to the Company’s Amended and Restated 2000 Stock Incentive Plan that increases the number of shares available for issuance under the plan by 1,000,000 shares and coordinates the vesting of equity grants to the Company’s non-employee directors under the Director Automatic Grant Program to coincide with the end of each fiscal quarter.

3.	To ratify the selection of BDO Seidman, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2009.

4.	To transact such other business as may properly come before the meeting.
     Under rules recently adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the Internet, which are available for review at http://www.cstproxy.com/penson/2009. Instructions on how to access and review the proxy materials on the Internet can be found on the Notice of Internet Availability of Proxy Materials (the “Notice”) sent to all stockholders. The Notice will also include instructions for stockholders on how to access the proxy card to vote over the Internet and how to obtain paper copies of the proxy materials. Alternatively, you may request paper copies of the proxy materials by calling 1-888-221-0690, or sending a request to our corporate offices, 1700 Pacific Avenue, Suite 1400, Dallas, Texas 75201, Attn: Corporate Secretary. There is NO charge for requesting a paper copy. If you are able to attend the meeting and wish to vote your shares personally, you may do so at any time before the proxy is voted at the meeting.
Sincerely,
Philip A. Pendergraft
Chief Executive Officer
Dallas, Texas

PENSON WORLDWIDE, INC.
1700 Pacific Avenue, Suite 1400
Dallas, Texas 75201

Important Notice regarding the availability of proxy materials for the Annual Meeting of Stockholders
to be held on May 21, 2009 at 9:00 AM local time
1700 Pacific Avenue, Suite 295A Dallas, Texas 75201

Items of Business:	(1) To elect three (3) Directors of the Company, each of whom will serve until the 2012 annual meeting of stockholders or until their successors are elected and qualified;
(2) To approve an amendment to the Company’s Amended and Restated 2000 Stock Incentive Plan that increases the number of shares available for issuance under the plan by 1,000,000 shares and coordinates the vesting of equity grants to the Company’s non-employee directors under the Director Automatic Grant Program to coincide with the end of each fiscal quarter;
(3) To ratify the selection of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009; and
(4) To transact such other business as may properly come before the meeting.

The Board of Directors recommends a vote “FOR” Items 1, 2 and 3.

Record Date:	You are entitled to attend the Annual Meeting and can vote if you were a stockholder of record as of the close of business on March 23, 2009.

Voting:	You may vote your proxy when you view the material on the Internet. You will be asked to follow the prompts to vote your shares.

Proxy Materials:	The proxy materials are available for review at http://www.cstproxy.com/penson/2009. The site contains instructions on how to request paper copies of the proxy materials. Alternatively, you may request paper copies of the proxy materials by calling 1-888-221-0690, or sending a request to our corporate offices, 1700 Pacific Avenue, Suite 1400, Dallas, Texas 75201, Attn: Corporate Secretary. There is NO charge for requesting a paper copy.

Date of Mailing:	This Notice is first being mailed to stockholders on or about April 8, 2009.
By Order of the Board of Directors of
Penson Worldwide, Inc.
Andrew B. Koslow
Corporate Secretary
Dallas, Texas
April 8, 2009

Page
Purpose of Meeting	1

Questions and Answers about the Proxy Materials and the Annual Meeting	1

Proposal One: Election of Directors	6

Corporate Governance	7

Executive Compensation	12
Compensation Discussion and Analysis	12
Compensation Committee Report	16
Summary Compensation Table	18
Grants of Plan-Based Awards	19
Outstanding Equity Awards at Fiscal Year-End	20
Stock Option Exercises	21
Pension Benefits	21
Non-Qualified Deferred Compensation Plan	21
Potential Payments on Termination or Change of Control	22
Benefit Plans	24

Director Compensation	25

Security Ownership of Certain Beneficial Owners and Management	27

Report of the Audit Committee	29

Proposal Two: Approval of an amendment to the Company’s Amended and Restated 2000 Stock Incentive Plan that increases the number of shares available for issuance under the plan by 1,000,000 shares and coordinates the vesting of equity grants to the Company’s non-employee directors under the Director Automatic Grant Program to coincide with the end of each fiscal quarter	30

Proposal Three: Ratification of Independent Registered Public Accounting Firm	39

Certain Relations and Related Party Transactions	40

Section 16(a) Beneficial Ownership Reporting Compliance	42

Other Matters	42

PENSON WORLDWIDE, INC.
1700 Pacific Avenue, Suite 1400
Dallas, Texas 75201

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 21, 2009

     These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Penson Worldwide, Inc., a Delaware corporation, for the Annual Meeting of Stockholders of the Company to be held at 1700 Pacific Avenue, Suite 295A, Dallas, Texas 75201, on Thursday, May 21, 2009, at 9:00 a.m. local time and at any adjournments or postponements thereof. Shares represented by proxy cards will be voted at the Annual Meeting if the proxy card is properly executed, returned to the Company before the Annual Meeting and not revoked. Any stockholder giving a proxy may revoke it at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by delivering a subsequently dated proxy card or by attending the Annual Meeting, withdrawing the proxy and voting in person. Your attendance at the Annual Meeting will not constitute automatic revocation of the proxy. The Notice of stockholder meeting was first mailed to stockholders on or about April 8, 2009.
PURPOSE OF MEETING
     At the Annual Meeting, stockholders will be asked to consider the following proposals:
(1)	To elect three (3) Directors of the Company, each of whom will serve until the 2012 annual meeting of stockholders or until their successors are elected and qualified;

(2)	To approve an amendment to the Company’s Amended and Restated 2000 Stock Incentive Plan that increases the number of shares available for issuance under the plan by 1,000,000 shares and coordinates the vesting of equity grants to the Company’s non-employee directors under the Director Automatic Grant Program to coincide with the end of each fiscal quarter;

(3)	To ratify the selection of BDO Seidman, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2009; and

(4)	To transact such other business as may properly come before the meeting.
     The Board of Directors recommends that stockholders vote “FOR” the nominees for Director, “FOR” the proposal to approve the amendment to the Company’s Amended and Restated 2000 Stock Incentive Plan and “FOR” the proposal to ratify the selection of BDO Seidman, LLP.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
What is the purpose of the Annual Meeting?
     At our Annual Meeting, stockholders will vote upon specific proposals as described in more detail in the Proxy Statement. In addition, our management will report on the Company’s performance over the last fiscal year and, following the meeting, respond to questions from stockholders.
Who may attend the Annual Meeting?
     The Board of Directors set March 23, 2009 as the record date for the Annual Meeting. All stockholders who owned shares of record of Penson Worldwide, Inc. common stock at the close of business on March 23, 2009, or their duly appointed proxies, may attend and vote at the Annual Meeting or any adjournments thereof. Please note that if you hold shares in “street name” (that is, in a brokerage account or through a bank or other nominee), you will need to bring personal identification and a copy of a statement reflecting your share ownership as of March 23, 2009 and check in at the registration desk at the Annual Meeting.
Who can vote?

     Each stockholder who owned Common Stock at the close of business on March 23, 2009 is entitled to one vote for each share of Common Stock held on all matters to be voted on. At the close of business on the record date, there were 25,268,971 shares of our Common Stock outstanding.
What am I voting on?
     You will be voting on the following three items of business at the Annual Meeting:
•	The election of Mr. Roger J. Engemoen, Jr., Mr. David M. Kelly and Mr. David Johnson to serve as Directors until the 2012 Annual Meeting of Stockholders or until their successors are elected and qualified;

•	The approval of an amendment to the Company’s Amended and Restated 2000 Stock Incentive Plan that increases the number of shares available for issuance under the plan by 1,000,000 shares and coordinates the vesting of equity grants to the Company’s non-employee directors under the Director Automatic Grant Program to coincide with the end of each fiscal quarter; and

•	The ratification of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009.
     We will also consider other business that properly comes before the meeting.
How many votes are required to hold the Annual Meeting?
     The required quorum for the transaction of business at the Annual Meeting is a majority of shares of Common Stock issued and outstanding on the record date. Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting with respect to such matter. Brokers holding shares of record for customers generally are not entitled to vote on matters unless they receive voting instructions from their customers. In the event that a broker does not receive voting instructions, a broker may notify us that it lacks voting authority to vote those shares. These “broker non-votes” refer to votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers’ instructions. The election inspectors will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). These broker non-votes will have no effect on the outcome of the election of our directors, the approval of an amendment to the Company’s Amended and Restated 2000 Stock Incentive Plan that increases the number of shares available for issuance under the plan by 1,000,000 shares and coordinates the vesting of equity grants to the Company’s non-employee directors under the Director Automatic Grant Program to coincide with the end of each fiscal quarter, or the ratification of BDO Seidman, LLP as the independent registered public accounting for the fiscal year ended December 31, 2009.
How many votes are required to pass a proposal?
     A plurality of the votes cast is required to elect Directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. A vote is withheld when a properly executed proxy is marked “WITHHELD FROM ALL NOMINEES” or “FOR ALL NOMINEES EXCEPT AS NOTED ABOVE” for the election of one or more Directors. The affirmative vote of a majority of the votes present or represented and entitled to vote is required for all other matters. If you choose to abstain from voting, your vote will not be counted toward the required vote to pass a proposal.
What does it mean to vote by proxy?
     By giving your proxy, you give someone else the right to vote your shares in accordance with your instructions. In this way, you assure that your vote will be counted even if you are unable to attend the Annual Meeting. In this case, we are asking you to give your proxy to Andrew B. Koslow, General Counsel and Corporate Secretary, and Owen M. Scheurich, Deputy General Counsel, and their respective designees. If you give your proxy but do not include specific instructions on how to vote, your shares will be voted FOR the election of the Board’s nominees, FOR the approval of an amendment to the Company’s Amended and Restated 2000 Stock Incentive Plan that increases the number of shares available for issuance under the plan by 1,000,000 shares and coordinates the vesting of equity grants to the Company’s non-employee directors under the Director Automatic Grant Program to coincide with the end of each fiscal quarter and FOR the ratification of the appointment of the independent accountants.
How does the Board recommend I vote on the proposals?
The Board recommends votes:
•	FOR the election of each of the nominees for Director named in this Proxy Statement;

•
FOR the approval of an amendment to the Company’s Amended and Restated 2000 Stock Incentive Plan that increases the number of shares available for issuance under the plan by 1,000,000 shares and coordinates the vesting of equity grants to the Company’s non-employee directors under the Director Automatic Grant program to coincide with the end of each fiscal quarter; and

•	FOR the ratification of BDO Seidman, LLP as our independent registered public accounting firm for fiscal 2009.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
     Most Penson stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholder of Record. If your shares are registered directly in your name with Continental Stock Transfer & Trust Co, Penson’s transfer agent, you are considered, with respect to those shares, the stockholder of record, and the notice is being sent directly to you by Penson. As the stockholder of record, you have the right to grant your voting proxy or to vote in person at the Annual Meeting.
Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the notice is being forwarded to you by your broker or nominee that is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the Annual Meeting; however, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote your shares. Your broker or nominee has provided or will provide a voting instruction card for you to use in directing the broker or nominee how to vote your shares.
How can I vote?
     Penson is offering stockholders of record the following methods of voting:
•	Electronic Voting by Telephone or Internet:
— Telephone: You may vote by telephone; or

— Internet: You may vote over the Internet.

If you choose to vote by telephone or Internet, please refer to the instructions provided to you in the Notice on how to vote your shares.
•	Proxy Card: You may request paper copies of all proxy materials, indicate your vote on the paper proxy card by signing and dating the card where indicated and mailing the card in the prepaid envelope that will be sent to you with the requested proxy materials; or

•	In-Person: You may also vote in person at the Annual Meeting. Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes for the election of Directors, so you will not be able to vote more than once for any individual Director, even if you withhold your vote for any other Director.

If you are the beneficial owner of your shares and wish to vote in person, please refer to the discussion under the caption “What is the difference between holding shares as a stockholder of record and as a beneficial owner?” above.
What happens if additional proposals are presented at the Annual Meeting?
     Other than the election of Directors, the approval of the plan amendment, and the ratification of the independent registered public accounting firm, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, Andrew B. Koslow, our General Counsel and Corporate Secretary, and Owen M. Scheurich, Deputy General Counsel, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. Under our By-laws, the deadline for notifying us of any additional proposals to be presented at the Annual Meeting has passed and, accordingly, stockholders may not present proposals at the Annual Meeting.
Can I change my vote?
     You may change your vote at any time before the polls close at the Annual Meeting. You may do this by:
•	voting again by telephone or through the Internet prior to 11:59 pm (Eastern Time), on May 15, 2009;

•	giving written notice to the Corporate Secretary of the Company by May 15, 2009;

•	signing another proxy card with a later date and returning it to us prior to the Annual Meeting; or

•	voting again at the meeting.
     Your attendance at the Annual Meeting will not have the effect of revoking a proxy unless you notify our Corporate Secretary in writing before the polls close that you wish to revoke a previous proxy. You may revoke your proxy at any time before the proxy has been voted at the Annual Meeting by taking one of the actions described above.
Who will count the votes?
     Representatives of our transfer agent, Continental Stock Transfer & Trust Co., will count the votes and will serve as the independent inspector of the election.
What if I return my proxy card but do not provide voting instructions?
     If you provide specific voting instructions, your shares will be voted as you instruct. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board. These recommendations are:
•	FOR the election of each of the nominees for Director named in this Proxy Statement: Mr. Roger J. Engemoen, Jr., Mr. David M. Kelly and Mr. David Johnson;

•
FOR the approval of an amendment to the Company’s Amended and Restated 2000 Stock Incentive Plan that increases the number of shares available for issuance under the plan by 1,000,000 shares and coordinates the vesting of equity grants to the Company’s non-employee directors under the Director Automatic Grant Program to coincide with the end of each fiscal quarter; and

•	FOR the ratification of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009.
Will my shares be voted if I do not provide my proxy?
     If a broker holding stock in “street name” indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be entitled to vote with respect to that matter. Accordingly, a “broker non-vote” will be counted toward the establishment of a quorum, but, once a quorum is established, will have no effect on the voting on such matter.

Who is soliciting proxies?
     Solicitation of proxies will be made by the Company’s management through the mail, in person, over the Internet or by telephone, without any additional compensation being paid to the Company’s management. The cost of such solicitation will be borne by the Company. In addition, the Company has requested that all brokers and other custodians of the Company’s stock forward notice of annual meeting materials to our stockholders. The Company will reimburse them for the expenses incurred in so doing.
Deadline for receipt of stockholder proposals for 2010 Annual Meeting of Stockholders.
     A stockholder wishing to submit a proposal to be considered for inclusion in the Proxy Statement and form of proxy relating to the 2010 Annual Meeting of Stockholders must submit the proposal in writing, and the proposal must be received by Penson no later than January 21, 2010.
Date of our fiscal year end.
     This Proxy Statement provides information about the matters to be voted on at the Annual Meeting and also additional information about Penson, its officers and Directors. Some of the information is stated as of the end of fiscal 2008, and some information is provided as of a more current date. Our fiscal year ends on December 31.

PROPOSAL ONE: ELECTION OF DIRECTORS
     The Company currently has eight Directors, divided into three classes. The term of one class of Directors expires each year. The persons whose names are listed below have been nominated for election as Directors by the Board of Directors. Each nominee, if elected, will serve until the Annual Meeting in 2012 or until his successor has been elected and qualified.
The Board of Directors’ nominees for election as Directors to Class I for a three-year term expiring at the Company’s annual meeting in 2012 are as follows:

Name	Age	Position with Penson Since
Roger J. Engemoen, Jr.	55	Chairman of the Board, 2000
David Johnson (2), (3)	61	Director, 2006
David M. Kelly (1), (2)	70	Director, 2000

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

(3)	Member of the Nominating and Corporate Governance Committee
     Roger J. Engemoen, Jr. has served as our Chairman of the Board of Directors since September 2000, when we effected a corporate restructuring, and has been Chairman of our predecessor entities since 1995. Mr. Engemoen previously served as an officer and director of both Service Life and Services Lloyds Insurance Companies, and he resigned from both positions on March 31, 2006. Mr. Engemoen has 32 years of industry experience. Mr. Engemoen holds a B.B.A. in finance and accounting and an M.B.A. in finance from Southern Methodist University.
     David Johnson has served as a member of our Board of Directors since January 2006. Mr. Johnson also serves as a member of the board of directors of Condell Medical Center. From 1982 to 2005, he served in various capacities at Morgan Stanley, most recently as a managing director. Mr. Johnson was a member of a number of exchanges, including the Chicago Board Options Exchange, the Chicago Stock Exchange and the American Stock Exchange. He was in the United States Navy Reserve from 1966 until 1972. Mr. Johnson attended the New York School of Finance.
     David M. Kelly has served as a member of our Board of Directors since September 2000 and as our lead independent director since 2007. Mr. Kelly retired in February 2000 from his position as President and Chief Executive Officer of the National Securities Clearing Corporation, a position he held from 1983, and as Vice Chairman of DTCC and Vice Chairman and Chief Executive Officer of GSCC. In April 2000, Mr. Kelly joined the board of directors of the Chicago Stock Exchange where he continues to serve as a director and currently serves in the capacity of Chairman of the Regulatory Oversight Committee. Since September 2000, Mr. Kelly has been an independent trustee of the SPDR Series Trust, part of State Street Global Advisors, and an independent trustee of SPDR Index Shares since July 2004. Mr. Kelly has served as a director of Custodial Trust Company (n/k/a JPMorgan Trust Company) and as a member of its Trust Committee since April 2003. Mr. Kelly received his B.A. in economics from Michigan State University and served in the U.S. Marine Corps.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES FOR THE BOARD OF DIRECTORS.

CORPORATE GOVERNANCE
     The business and affairs of the Company are managed under the direction of the Board of Directors. The Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board’s responsibilities to shareholders. The Board believes that its practices align management and shareholder interests. Highlights of our corporate governance practices are described below.
Composition of the Board of Directors
     Currently, we have eight members on our Board of Directors. Our Board of Directors is currently divided into the following three classes with staggered three-year terms:
•	Class I, whose current term will expire at the annual meeting of stockholders to be held in 2009;
•	Class II, whose current term will expire at the annual meeting of stockholders to be held in 2010; and
•	Class III, whose current term will expire at the annual meeting of stockholders to be held in 2011.
     The Class I Directors are Messrs. Engemoen, Johnson (David), and Kelly; the Class II Directors are Messrs. Johnson (Tom), Reed and Pendergraft; and the Class III Directors are Mr. Son and Dr. Dyer.
     At each annual meeting of stockholders, the successors to Directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control. Regular attendance at Board meetings is required of each Director. The Board held eight meetings in 2008. No incumbent Director attended fewer than 75% of the total number of Board meetings. Attendance at the Company’s annual meeting of stockholders is not required of the Company’s Directors, but the Company encourages its Directors to attend. All of the Company’s incumbent Directors attended the Company’s 2008 annual meeting of stockholders. The non-management Directors met in executive session at four Board meetings in 2008. The Audit Committee held 15 meetings in 2008. No incumbent member of the Audit Committee attended fewer than 75% of the total number of Audit Committee meetings. The Compensation Committee held eight meetings in 2008. No incumbent member of the Compensation Committee attended fewer than 75% of the total number of Compensation Committee meetings. Our Nominating and Corporate Governance Committee held four meetings during 2008. No incumbent member of the Nominating and Corporate Governance Committee attended fewer than 75% of the total number of Nominating and Corporate Governance Committee meetings.
Directors Continuing in Office
     Class II Directors — Term Expires in 2010

Name of Director	Age	Positions with Penson Since
Philip A. Pendergraft	49	Chief Executive Officer and Director, 2005
Thomas R. Johnson (3)	41	Director, 2003
David A. Reed (1), (2)	61	Director, 2006

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

(3)	Member of the Nominating and Corporate Governance Committee
     Philip A. Pendergraft was appointed as our Chief Executive Officer in July 2005. From October 2000 through July 2005, Mr. Pendergraft served as our Executive Vice President and Chief Operating Officer. He has served as a member of our Board of Directors since September 2000, when we effected a corporate restructuring. Mr. Pendergraft has served as an executive officer and Director of certain of our affiliated entities since 1995. Mr. Pendergraft has 25 years of securities industry experience, including starting up three clearing operations. Mr. Pendergraft holds a B.A. in economics from Trinity University.
     Thomas R. Johnson has served as a member of our Board of Directors since August 2003. Since November 2001, Mr.

Johnson has served as the President, Chief Executive Officer and a member of the board of directors of Call Now, Inc., a publicly traded company. Prior to joining Call Now, Inc., Mr. Johnson was an independent fixed-income bond trader and analyst from January 1999 to November 2001. Mr. Johnson holds a B.A. from St. Lawrence University.
     David A. Reed has served as a member of our Board of Directors since January, 2006. Mr. Reed has been the president of Capital Management LLC, general partner for Causeway Capital Partners, LP, a family investment fund, since 2000. He co-founded and has been an advisor to ANSRSource, Inc., since 2003. He served as the chairman of the finance committee for Texas Industries, Inc., from 2000 to 2004. Mr. Reed served on the board of directors for ENSR International, Inc. from 2002 until 2005 when the company was sold. He served on the audit and compensation committees for Lone Star Technologies board of directors from 2005 until 2007 when the company was sold. Mr. Reed currently serves as a member of the board of directors of Drew Industries, Inc. (since 2003), serving as the Audit Committee Chair and also a member of the Compensation and Governance Committees. He served on the board of directors for Credant Technologies from 2002 until his recent decision to retire from that board in September, 2008. Mr. Reed retired as Senior Vice Chair of Ernst & Young LLP in 2000 after a 26 year career with the firm. He served in various capacities with Ernst & Young, including membership on its Management Committee from 1991 until his retirement as well as the E&Y Global Council, and held varying operational and management responsibilities, including America’s audit and tax operations, and global account management for Ernst & Young’s top 150 clients. Mr. Reed holds a B.B.A. in Accounting from Texas Tech University. He also attended the Kellogg Business School Executive Business Program and the Harvard Business School Leadership program. He received recognition as a recipient of the Texas Tech University Distinguished Alum, and Texas Tech Business School Distinguished Alum awards. Mr. Reed received his CPA license in 1970. His CPA license is currently retired.
     Class III Directors — Term Expires in 2011

Name	Age	Position with Penson Since
Daniel P. Son	70	President and Director, 2000
James S. Dyer (1), (3)	65	Director, 2000

(1)	Member of the Audit Committee

(3)	Member of the Nominating and Corporate Governance Committee
     Daniel P. Son has served as our President and a member of our Board of Directors since September 2000, when we effected a corporate restructuring. Prior to that, he served as President and a member of the Board of Directors of our predecessor entities. Mr. Son has over 37 years of brokerage operations and clearing experience and has started three clearing operations in the last 18 years. Mr. Son holds a B.B.A. in accounting from Southern Methodist University.
     James S. Dyer has served as a member of our Board of Directors since September 2000. Dr. Dyer holds the Fondren Centennial Chair in Business at the McCombs School of Business at The University of Texas at Austin, where he has been a professor of business administration since September 1978. Dr. Dyer served as the Chairman of the Department of Management Science/Information Systems at the McCombs School of Business at The University of Texas at Austin from 1988 to 1997. Dr. Dyer holds a B.A. in physics and a Ph.D. in business administration from The University of Texas at Austin.
Board committees
     Our Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.
     Audit Committee. The Audit Committee assists the Board in its oversight of the integrity of the Company’s financial statements and internal controls of the Company and the Company’s compliance with legal and regulatory requirements. The Audit Committee interacts directly with and evaluates the performance of the independent auditors, including determining whether to engage or dismiss the independent auditors and monitoring the independent auditors’ qualifications and independence. The Audit Committee also pre-approves all audit services and permissible non-audit services provided by the independent auditors. The Audit Committee currently consists of Messrs. Reed (Chairman) and Kelly and Dr. Dyer. Each director will continue to serve as a member of the Audit Committee following the Annual Meeting. The Board of Directors has determined that all of the Audit Committee members are independent and that each of Messrs. Reed and Kelly and Dr. Dyer is an audit committee financial expert, as defined by SEC rules, and has financial sophistication in accordance with applicable NASDAQ listing standards. The Audit Committee acts pursuant to a written charter adopted by our Board that can be viewed on our website at http://www.penson.com/ under “Investor Relations — Board of Directors — Governance Documents.”
          Compensation Committee. The Compensation Committee assists our Board of Directors in its oversight of executive compensation, determines our goals and objectives relevant to compensation and sets compensation levels and programs for our Board and our executive officers that correspond to our goals and objectives. The Compensation Committee also administers the company’s stock plan; however, a subcommittee of the Board, consisting of Mr. Pendergraft, is authorized to make equity grants to all employees, other than directors, executive officers and employees that directly report to Mr. Pendergraft.
     The Compensation Committee is authorized to hire independent compensation consultants and other professionals to assist in the design, formulation, analysis and implementation of compensation programs for the Corporation’s executive officers, other key employees and non-employee directors. In 2007, the Compensation Committee engaged Longnecker & Associates, an executive compensation consulting firm, to, among other things, review board and executive compensation against current industry standards taking into account recent changes in the governance climate and to recommend actions to attract and retain outstanding board and executive talent. The recommendations of Longnecker & Associates were taken into account in setting the cash compensation of the independent directors that became effective at the 2008 Annual Meeting. The compensation consultants were also engaged to conduct a market competitive compensation analysis including base salary, annual incentives, long-term incentives and other compensation for the Company’s top eight officers. The recommendations of Longnecker & Associates were taken into account in setting the cash and equity compensation of the executive officers in 2008. In determining or recommending the amount or form of executive officer compensation each year, the Compensation Committee generally takes into consideration recommendations received from our Chief Executive Officer with respect to the compensation of executive officers other than the chief executive officer, president and chairman, based on his annual review of their performance. In establishing executive officer compensation targets for 2008 and 2009, the Compensation Committee considered the comparative relationship of the compensation recommended by the Chief Executive Officer to the compensation information provided by its compensation consultants, individual performance, tenure, internal comparability and the achievement of certain other operational and qualitative goals identified in the Company’s strategic plan.
     The Compensation Committee currently includes Messrs. David Johnson (Chairman), Kelly and Reed. Each director will continue to serve as a member of the Compensation Committee following the Annual Meeting. The Compensation Committee acts pursuant to a written charter adopted by our Board that can be viewed on our website at http://www.penson.com/ under “Investor Relations - Board of Directors — Governance Documents.”
          Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee considers and periodically reports on matters relating to the size, identification, selection and qualification of the Board of Directors and candidates nominated for the Board of Directors and its committees, and develops and recommends governance principles applicable to us. The Nominating and Corporate Governance Committee consists of Messrs. Thomas Johnson (Chairman) and David Johnson and Dr. Dyer. Each director will continue to serve as a member of the Nominating and Corporate Governance Committee following the Annual Meeting. The Nominating and Corporate Governance Committee acts pursuant to a written charter adopted by our Board that can be viewed on our website at http://www.penson.com/ under “Investor Relations — Board of Directors - Governance Documents.”
          Our Nominating and Corporate Governance Committee is responsible for screening potential Director candidates and recommending qualified candidates to the Board for nomination. The Committee will consider recommendations from its current Directors, management or stockholders so long as the recommended candidate meets the criteria the Committee has established for all Director candidates. Stockholders’ nominations for Directors must be made in writing and include a general description of the nominee, including name, age and relevant experience. Nominations should be addressed to the attention of the Company’s secretary at the Company’s main offices, 1700 Pacific Avenue, Suite 1400, Dallas, Texas 75201, and must be received no later than January 21, 2010.
          The Committee has not established specific minimum age, education or years of business experience requirements, but in general expects qualified candidates will have substantial business experience and a proven history of successful leadership. The Committee reviews its criteria for Director candidates annually to ensure that the criteria remain current and efficient. In general, the Committee seeks candidates that:
▪	hold positions (or have held positions) as senior executive officers or directors with a respected company;

▪	are familiar with the Company or its business and related business industries;

▪	are respected in the business community for integrity and ability; and

▪	offer diverse viewpoints, personal skills and experience.

Meetings of Non-Management Directors
     David M. Kelly has acted as the lead independent Director of the Board of Directors since 2007. In this capacity, Mr. Kelly presides at the regularly scheduled executive sessions of the Board where only non-management Directors are present. Mr. Kelly advises the Chief Executive Officer of the conclusions of the non-management Directors as appropriate. In 2008, the non- management Directors met in executive sessions four times. In addition, our lead director had regular telephone conversations with our other non-employee directors regarding the operations and direction of the Company.
Code of Ethics
     The Company’s Code of Business Conduct and Ethics, which is the Company’s code of ethics applicable to all Directors, officers and employees of the Company, embodies the Company’s principles and practices relating to the ethical conduct of the Company’s representatives and its long-standing commitment to honesty, fair dealing and full compliance with all laws, domestic and foreign, that affect the Company’s business operations. The Code of Business Conduct and Ethics is available on the Company’s website at http://www.penson.com/ under “Investor Relations — Board of Directors — Governance Documents.” The Board of Directors has designated the Audit Committee to oversee the administration of the code. In its capacity as the code administrator, the Audit Committee is empowered to grant waivers of the code in some instances if, upon evaluation of the facts and circumstances involved, the Audit Committee deems it appropriate to do so. If the Audit Committee determines it appropriate to authorize a waiver of the code, we may post that result on the Company’s website rather than reporting the waiver through a filing with the SEC.
Director Independence
     The Company reviews the independence requirements of the SEC and NASDAQ to determine independence. The Board considered transactions and relationships between each Director or any member of his or her immediate family and the Company and its subsidiaries and affiliates.
     Based on these standards, the Board has affirmatively determined that Messrs. Johnson (David), Johnson (Thomas), Kelly, and Reed and Dr. Dyer are independent of the Company and its management under the rules of the SEC and NASDAQ.
Communications with the Board of Directors
     Stockholders with questions about the Company are encouraged to contact the Company by sending communications to the attention of the Corporate Secretary at 1700 Pacific Avenue, Suite 1400, Dallas, Texas 75201. If stockholders feel that their questions have not been sufficiently addressed through communications with the Corporate Secretary, they may communicate with the Board of Directors by sending their communications to the Board of Directors, c/o the Corporate Secretary at the same address.
     The Company’s lead independent director, David M. Kelly, is an independent director and has been designated by the Board of Directors to preside at the executive sessions of the independent directors. If interested parties wish to make a concern known to the independent directors, they may do so by sending communications directly to the Lead Independent Director, 1700 Pacific Avenue, Suite 1400, Dallas, Texas 75201.
Minimum Shareholding Requirement
     The Company believes it is important to align the interests of the Board with the interests of the Company’s stockholders. For that reason, the Board has adopted a policy that requires each Director to hold no less than 1,000 shares of the Company’s stock. Directors have until March 28, 2010 to achieve compliance with this policy. All of the Company’s current Directors comply with the minimum shareholding requirement.
Majority Vote Requirement for Directors
   The Board believes it is important that the Company’s stockholders have meaningful input into the composition of the Company’s Board of Directors. To help ensure this, the Board has adopted a policy that requires any nominee for Director who receives a greater number of votes “withheld” from his or her election than votes “for” in any uncontested election shall promptly tender his or her resignation following certification of the shareholder vote.
   After receiving any resignation offer, the Nominating and Corporate Governance Committee will consider the circumstances that led to a majority of votes being withheld for the Director, and will make a recommendation to the Board regarding the tendered resignation. The Board will act on any recommendation from the Nominating and Corporate Governance Committee within 90 days following the vote of the Company’s stockholders and will disclose its decision regarding whether to accept the Director’s resignation offer (or the reason(s) for rejecting the resignation offer, if applicable) in a Form 8-K furnished to the SEC. Any Director who tenders his or her resignation under this process is not permitted to participate in the Nominating and Corporate Governance Committee’s deliberations or in the Board’s final determination.
Additional Executive Officers
     Andrew B. Koslow has served as our Executive Vice President since March, 2009, as our General Counsel since September 2002 and as our Secretary since July 2005. Prior to joining Penson, Mr. Koslow served as Director, General Counsel and Chief Operating Officer of One Financial Network, Inc., a private financial services company, from June 1999 to December 2002. From June 1999 to December 2002, Mr. Koslow served as Managing Director of Whytecliff Capital Corp., a private equity company, and from December 1999 to May 2002 as Director and Secretary of Omnitrix Technologies, Inc., a private technology company. From August 1997 to May 1999, Mr. Koslow served as Chief Administrative Officer and General Counsel to D.E. Shaw Financial Technology and Farsight Financial Services. Mr. Koslow, age 48, has 21 years of experience working with various financial services and technology companies. Mr. Koslow holds a B.A. from Johns Hopkins University, a M.A. from the School of Advanced International Studies of Johns Hopkins University, a C.E.P. from the Institut d’Etudes Politiques de Paris and a J.D. from New York University School of Law.
     Kevin W. McAleer has served as our Executive Vice President since August 2008 and our Chief Financial Officer since February 2006. Prior to that Mr. McAleer was an independent financial consultant from February 2004 through February 2006. From February 2002 to October 2003, Mr. McAleer was Executive Vice President and Chief Financial Officer of VarTec Telecom, Inc., which filed for bankruptcy protection in November 2004. From July 2000 to October 2001, Mr. McAleer was Chief Financial Officer of MobileStar Networks, Inc. MobileStar was acquired by T-Mobile utilizing the bankruptcy process in November 2001. From March 1998 to July 2000, Mr. McAleer was Chief Financial Officer of CapRock Communications Inc. Mr. McAleer, age 58, has 27 years of experience as the Chief Financial Officer for different public and private companies, and 10 years experience at a national public accounting firm. Mr. McAleer holds a B.S. degree from LaSalle University and is a Certified Public Accountant.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Executive Summary
     This Compensation Discussion and Analysis provides disclosure about the objectives and policies underlying our compensation programs for those executive officers identified in the Summary Compensation Table that follows this discussion and analysis. Those officers are our named executive officers, or NEOs. These programs are approved by our compensation committee.
     The Company’s compensation package is designed to achieve three primary objectives:
▪	Recruitment and retention of outstanding managerial talent;

▪	Rewards for achieving short-term financial and individual goals; and

▪	Alignment of long-term interests between management and Company stockholders.
     The committee uses three primary compensation methods to achieve these objectives:
▪	Base salary, which is primarily used to recruit and retain managerial talent;

▪	Cash bonuses, which are primarily designed to reward short-term financial and individual performance; and

▪	Equity compensation, which is primarily designed to align the interests of our executive officers with the Company’s stockholders.
     We view each component of compensation as related but distinct. Although our committee does review total compensation, it does not have a policy for allocating compensation between cash and non-cash compensation. We determine the appropriate level for each compensation component based in part, but not exclusively, on our recruiting and retention goals, fairness relative to other personnel and short-term and long-term Company objectives. However, our committee’s philosophy is to make a substantial portion of our executive officers’ compensation performance-based in order to align our officers’ interests with our stockholders’ interests.
     We increased salaries for each of our NEOs in 2008, due to the committee’s determination that the salaries for each of our NEOs was slightly below market. We awarded bonuses to each of our NEOs for achievement of certain financial targets in the first half of 2008, but no bonuses were awarded to our chairman, chief executive officer, president or chief financial officer during the second half of 2008 due primarily to the financial performance of the Company. The committee elected to make equity grants to each of our NEOs in 2008, for the first time since the Company’s 2006 initial public offering, as discussed below under “Elements of Compensation — Equity Awards.”
Methodology for Setting Compensation
     Subject to the limitations in employment contracts, our compensation committee sets our named executive officers’ base salary, cash bonus and equity grant levels in its discretion. Our committee sets the total compensation for each NEO in its judgment and based on its experience, but it also has previously engaged consultants to ensure that our compensation is sufficient to retain our executive officers and is not significantly divergent from the compensation packages offered by other publicly traded financial services companies of a similar size. The committee does not, however, engage in “benchmarking.” In 2007, for example, our compensation committee engaged Longnecker & Associates, an executive compensation consulting firm, to conduct an analysis of the compensation offered to the Company’s top eight officers, based upon a review of similar companies’ compensation plans. That report was considered in connection with management’s suggested revenue and net earnings goals in determining target compensation levels in 2008 for our named executive officers. Other than the director and officer compensation analysis, Longnecker & Associates has performed no other consulting or other services for the Company.
     Compensation decisions are made annually at the regular meeting of our committee during the first quarter of the year when the results of our prior year’s performance are reviewed. The committee consults with our chief executive officer relating to any adjustments to the compensation of any executive officer other than our chief executive officer, our president or our chairman. Our committee, without the chief executive officer present, determined the compensation of our chief executive officer, our president and our chairman. The committee makes final determination of the compensation for our chief financial officer and our general counsel whether or not the chief executive officer is present at the time the determination is made.
     For 2009, we anticipate rebalancing the relative importance of net income achievements versus revenue achievements in determining cash bonuses for our named executive officers, so that net income achievements will become of higher importance. We are also considering paying all cash bonuses earned in 2009 in early 2010 rather than making mid-year payments to our named executive officers. End of the year bonuses will be paid in February of 2010 rather than January, to allow for all year-end operating results to be finalized. One-half of all bonuses earned in 2009 will be paid in restricted stock units rather than cash. The restricted stock units awarded will vest evenly on a quarterly basis. Each named executive officer will be able to choose the total vesting term for the restricted stock unit grant, between six months and forty-two months, with premiums ranging from five percent to thirty percent based upon the total vesting time.
Elements of Compensation.
     The three primary components of compensation—base salary, cash bonus and long-term equity awards—are discussed below. Each of these components enhances our objectives of designing executive officer compensation, which is performance based and aligns the interests of our executive officers with those of our stockholders and enhances retention.
Base Salaries
     We generally determine salaries for our executive officers based on their position and experience. Our committee reviews salaries annually and may adjust the executive officer’s salary in its discretion, subject to the provisions of any applicable employment contract. This adjustment is based on prior-year company performance, contributions made by the executive officer and other market factors, including the effects of the current economy on our industry. In 2008, we also considered the report of Longnecker & Associates and determined that the compensation package for our named executive officers was slightly below market. We therefore elected to increase the base salaries of our chairman, chief executive officer, president, chief financial officer and general counsel to $325,000, $600,000, $550,000, $300,000 and $450,000, respectively.
Cash Bonus
     Our executive officers’ cash bonuses are largely dependent on meeting or exceeding pre-established Company and individual goals each year. The committee ties cash bonuses to objective measures of the financial performance of the Company in order to focus our executives on the operations of the business. Each of our NEOs has been subject to our performance-based compensation plan since 2007.
     We believe that our performance-based cash bonus program provides executive officers with the appropriate incentives to achieve the Company’s short-term goals. Payments are based on achievement of specified financial and, for certain individuals, individual goals. The philosophy is to provide competitive annual incentive payouts when financial and non-financial goals are met, to provide above-target payouts when these goals are exceeded, and to provide below target or no payouts when these goals are not met. With respect to financial goals, we believe that revenue and net income are the most appropriate goals to reward because they reflect the growth of the Company and increases in efficiency. The bonuses for our named executive officers other than our general counsel are based on achievement of revenue and net income of the Company. Bonuses for our other senior officers, including our general counsel, are generally based one third on the revenue and earnings of the Company, one third on the revenue and earnings of the relevant subsidiary (which may be the Company if no subsidiary is applicable) and one third on the performance of the executive based upon the achievement of certain individual performance objectives as set by his or her supervisor. Our chief executive officer generally determines whether or not certain executive officers, including our general counsel, achieve their individual goals, and recommends bonus payments to the committee. The committee may, in its discretion, increase or decrease bonuses for those executive officers after review of our chief executive officer’s recommendations. The structure of the bonus plan for these executive officers allows the Company increased discretion for a portion of an officer’s compensation due to more subjective individual performance measurements while still linking a substantial portion to the performance of the relevant business units.
     Our committee uses the revenue and net income goals for the Company presented by the Company’s management and approved by the Board of Directors as part of the Company’s annual business plan. The committee may increase or decrease the revenue and net income objectives during the course of any fiscal year, in its discretion. Examples of events that could cause our compensation committee to increase or decrease objectives would be material transactions, extraordinary general economic trends that have a material impact on our business or changes in the financial services industry in general.

     The committee sets each named executive officer’s annual target bonus as a percentage of salary based upon the median of the competitive benchmark data for each position. For 2008, the targeted cash bonuses of our chairman and president are equal to the amount of their respective base salaries so that their compensation is equally allocated between performance targets and base salary amounts. The targeted cash bonus for our chief executive officer for 2008 is equal to 150% of his base salary, and the targeted cash bonus for our chief financial officer for 2008 is equal to 117% of his base salary, making the compensation for those officers even more dependent upon the Company’s performance. For compensation relating to the fiscal year 2008, our executive officers generally received 72% of their cash compensation in base salary and 28% in cash bonus. The compensation allocation for 2008 favored base salary because we did not achieve both financial performance targets in 2008.
     The target bonuses relating to 2008 for our chairman, chief executive officer, president, and chief financial officer were $287,500, $700,000, $525,000, and $350,000, respectively. One hundred percent of the target bonus was to be paid if the target levels of revenue and net income were achieved; each of these goals was weighted 50%. No amount was payable with respect to a performance goal if we did not achieve at least 70% of the target for that performance goal; the bonus was to be pro rated to the extent the Company achieved between 70% and 110% of the performance goals. Approximately 45% of the target bonus was payable following the end of the second quarter of 2008 based on the revenue and net income levels achieved. The payment for the first two quarters is a progress payment for the overall performance of the Company, and the remaining 55% is paid at the end of January in 2009. In the event that our performance declined in the second half of the year such that no annual bonus would be payable, the executive would not be required to repay any progress payments relating to the first half of the year. The committee has the discretion to increase or decrease the bonus paid to any executive officer as it deems appropriate, based on his or her individual contribution, including but not limited to performance of the Company that is due to the executive officer’s contributions. The targeted bonus of our general counsel was $239,409, assuming the achievement of all financial and individual performance targets, and was payable in two installments, July of 2008 and January of 2009. As is the case for our other NEOs, the target levels of revenue and net income for our general counsel are weighted 50%.
     For the 2008 bonus program, the target for revenue was $318.6 million, while the net income target was $36.24 million. The committee did not increase or decrease plan objectives for 2008. Actual revenue for 2008 was $293.2 million, and net income for 2008 was $10.56 million.
     Based on the levels of achievement of our revenue and net income for the first half of 2008, the compensation committee awarded bonuses of $106,250, $212,500, $212,500, and $149,000 to the chairman, chief executive officer, president and chief financial officer, respectively. These bonuses were paid on July 31, 2008. Our chief executive officer elected to take half of his bonus award in the form of a restricted stock unit grant. The amount of the restricted stock unit grant was determined by dividing the total value of our chief executive officer’s cash bonus by the closing price of our common stock on June 30, 2008 and adding 30% as compensation for the four-year vesting period of the grant. Because both revenue and net income were below the threshold levels, no bonuses were awarded to our chairman, chief executive officer, president or chief financial officer for the second half of 2008. The compensation committee did not use discretion to increase or decrease the bonuses. Our compensation committee awarded a bonus to our general counsel of $160,250, of which $110,250 was paid in 2008 and $50,000 was paid in 2009. The $50,000 payment was awarded for achievement of our general counsel’s individual performance goals. Our chief executive officer, in his discretion, determined that our general counsel achieved his individual performance goals in 2008. The committee supported that recommendation.
Equity Awards
     We believe that providing a portion of our executive officers’ compensation in the form of equity awards is important to provide them with long-term incentives to support and build stockholder value. Equity grants are also used to aid in our retention of managerial talent. Grants of equity-based compensation for executive officers are solely at the discretion of our committee under the Company’s Amended and Restated 2000 Stock Incentive Plan and may be in the form of restricted stock units or options or other equity-based awards. Our compensation committee currently grants only options and restricted stock units. We believe that options and restricted stock units link the Company’s stock price to the recipient’s compensation. The equity awards generally vest over a period of four years of service. The committee believes that the grant of options or restricted stock units that vest over several years will increase retention and provide adequate incentives to our executive officers to engage in long-term beneficial activities for the Company. The allocation between options and restricted stock units is set in our committee’s discretion based in part on the compensation, the anticipated tax consequences to the executive officers, and the stated preferences of the relevant executive officer.
     Our committee approves grants to our executive officers. Generally the committee makes equity-based awards at the time we first employ new executive officers and on an annual or biennial basis in order to aid in retention. We may grant equity-based awards at other times in connection with extraordinary transactions. The exercise price of options is set at the closing selling price of the common stock on the NASDAQ Global Stock Market on the grant date.

     The committee decided that it was appropriate to make restricted stock unit grants to its senior executive officers in 2008 because the restricted stock unit grants made to our senior executive officers in 2006 will become fully vested in the near term. The committee elected to make restricted stock unit grants of 25,000 shares, 62,500 shares and 37,500 shares to each of our chairman, chief executive officer and president, respectively. Fifty percent of these restricted stock units will vest on December 31, 2009, if the Company meets established return on equity targets for the 2009 fiscal year. If the Company meets between 70% and 100% of the return on equity targets, a corresponding percentage of the restricted stock units will vest. The other 50% of the restricted stock units granted to our chairman, chief executive officer and president will vest evenly over four quarters of service, commencing on January 1, 2010. The purpose of these grants was to provide additional incentive for our chairman, chief executive officer and president to achieve pre-established revenue and net earnings targets and to otherwise aid in our retention of those officers. The committee also elected to make restricted stock unit grants to several of our other senior executive officers, including our chief financial officer and our general counsel, to ensure the alignment of their interests with stockholders’ interests. Those officers were each granted 33,000 restricted stock units which will vest equally over four years on a quarterly basis. There are no conditions associated with the vesting of these restricted stock units other than the continued employment of the executive officer.
     We do not currently intend to reduce future grants due to the vesting of any options or restricted stock units that have been previously granted to any executive officer.
     Equity grants to new employees who do not report directly to the chief executive officer are generally awarded by our chief executive officer and reported to the compensation committee at the committee’s next regular meeting. Our chief financial officer’s authority to grant options is limited based upon the title of the employee receiving the grant. Equity grants are now granted by him on the first trading day of each month. Equity grants generally vest quarterly over a four-year period, however, the vesting of those grants now generally commences on the first calendar day of the month following the award issuance.
Remedying Executive Misconduct
     Should the Board determine that an executive officer has engaged in fraudulent or intentional misconduct, it will attempt to remedy the misconduct by taking all appropriate action, including but not limited to terminating the executive officer and initiating an action against him or her. In addition, if the executive officer’s action requires the restatement of any financial statements filed with the Securities and Exchange Commission, the Board will seek recovery of performance-based or equity based compensation from the executive officer that was awarded as a result of such incorrect statements.
Perquisites
     Our executive officers are eligible to participate in our employee benefit plans, which include medical, dental, life insurance and 401(k) plans, all of which are available to all salaried employees and do not discriminate in favor of executive officers. We do not offer any other perquisites to our named executive officers, which are not also available to our salaried employees, in excess of $10,000.
Post-Termination and Change in Control Arrangements.
     We believe that providing severance payments following an involuntary termination is appropriate given the time required for an executive officer to find new employment and therefore retained the severance provisions of the employment agreements and compensation letters that we amended in December, 2008. Certain of our employment contracts and compensation letters with our executive officers also provide for the payment of severance payments or the vesting of certain equity-based compensation grants if an executive officer is terminated within a certain period of time following a change of control. We feel that the payments and vesting are warranted in the event of a change of control because officers of a company that is being acquired are many times required to expend extraordinary efforts to help integrate an acquired company with a purchaser even though the executive officers are many times terminated after the transition period. We believe that severance benefits and the vesting of equity grants may provide a sufficient incentive to motivate executive officers to remain with a purchased company and transfer valuable information and provide management continuity during that transition period. We generally do not adjust our executive officers’ compensation because of the effect of potential termination payments.
     Our chief executive officer, president, general counsel and chief financial officer are each entitled to severance payments if they are terminated without cause. Our chief executive officer’s and president’s employment contracts each provide for payment of twelve months’ salary and any accrued but unpaid bonus in the event that they are terminated without cause or terminate their employment for good reason, whether or not a “change of control” has occurred. These payments are intended to provide them financial resources while they transition to a new position or into retirement. Our employment contracts with our chief executive officer and president liberally define “cause” to include, among other things, the breach of confidentiality and non-competition obligations and any act of misconduct that has an adverse effect on our business, operations or prospects.
     Each of our general counsel and chief financial officer has termination rights under his compensation letter. If either is terminated for a reason other than for cause, his termination will entitle him to a severance package including six months of his base salary at the time of termination. “Cause” is defined as described above for our chief executive officer and our president.
     Options and restricted stock units may also vest on an accelerated basis in connection with a change of control or a subsequent involuntary termination of the executive’s employment. Each of our chief executive officer’s and our president’s employment agreements provide that 25% of their option shares will automatically vest upon a change of control, and if terminated without cause or resigns for good reason within one year following a change of control his options will vest in full. Our chief financial officer’s and our general counsel’s compensation letters from the Company provide that, should the Company undergo a change of control, and the executive officer is subsequently terminated without cause within one year of the change of control, then 50% of his unvested options will vest immediately. The Amended and Restated 2000 Stock Incentive Plan provides that in the event of a change in control, the outstanding options and restricted stock units, which is not assumed by the successor company or otherwise continued in effect, will automatically vest in full on an accelerated basis.
     We amended the employment contracts with our chief executive officer and our president and the compensation letters with our chief financial officer and our general counsel in 2008, principally to address provisions of Section 409A of the U.S. Internal Revenue Service Code. Those amendments clarified the Company’s intentions with respect to the classification of any severance payments that may be made to our executive officers and established deadlines for the payment of bonuses earned by our executive officers, among other things. The full text of the amendments were filed with the Company’s Annual Report on Form 10-K, filed with the SEC on March 16, 2009.
Tax Deductibility of Pay
     U.S. Internal Revenue Code Section 162(m) limits the amount of compensation that the Company may deduct in any fiscal year with respect to its executive officers named in the Summary Compensation Table to $1,000,000 each, unless the compensation qualifies as performance-based compensation. Stock options granted under our stock option plan are considered performance based awards and are excluded from this limit and the income recognized by our named executive officers in connection with the exercise of the options is fully deductible. Income recognized by an individual upon vesting of restricted stock units is generally not excluded from the limit. Other than our chief executive officer and our president, we do not anticipate our named executive officers’ cash-based compensation plus the income recognized upon the vesting of equity grants to be more than $1,000,000 unless we exceed our net income and revenue objectives or unless the compensation committee grants additional discretionary bonuses. Assuming our stock price remains relatively constant in 2009, if we meet our net income and revenue objectives, the cash-based compensation plus the income recognized upon the vesting of equity grants for our chief executive officer and president will be approximately $1,600,000 and $1,200,000, respectively. The compensation committee considers the impact of this tax provision and attempts, to the extent practical, to implement compensation policies that maximize the tax benefits to the Company. However, the committee recognizes the importance of preserving the Company’s ability to design compensation programs in a manner that the committee deems appropriate and some of the compensation deemed paid to our executive officers may not be deductible.
Accounting Treatment of Pay
     Beginning on January 1, 2006, the Company began accounting for stock-based payments including its Amended and Restated 2000 Stock Incentive Plan, in accordance with the requirements of FASB Statement 123(R).
COMPENSATION COMMITTEE REPORT
     The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
      David Johnson, Chairman
      David M. Kelly
      David A. Reed

Compensation committee interlocks and insider participation
     Our Compensation Committee currently consists of Messrs. David Johnson, Kelly and Reed. All members of the Compensation Committee during fiscal year 2008 were independent directors, and no member was an employee or former employee. No Compensation Committee member had any relationship requiring disclosure under “Certain Relationships and Related Transactions,” beginning on page 41. During fiscal year 2008, none of our executive officers served on the compensation committee (or its equivalent) or board of directors of another entity whose executive officer served on our Compensation Committee.

SUMMARY COMPENSATION TABLE
     The following table sets forth all compensation earned by our Principal Executive Officer, Principal Financial Officer and our three other most highly compensated executive officers for the fiscal years 2008, 2007 and 2006. We refer to these officers collectively as our “named executive officers.” Perquisites and other personal benefits paid to officers in the table below that are less than the minimum reporting thresholds and are represented in the table below by “ — .”

							Non-Equity
					Stock	Option	Incentive	All Other
Name and principal	Year	Salary ($)	Bonus		Awards	Awards	Compensation	Compensation
position (a)	(b)	(c)(1)	($)(d)		($)(e)(2)	($)(f)(3)	Plan ($)(g)	($)(i)(4)	Total ($)(j)
Roger J. Engemoen, Jr. Chairman	2008	287,500	—		—	55,117	106,250	—	448,867
	2007	250,000	—		—	60,625	46,199 (6)	—	356,824
	2006	250,000	268,653		—	242,500	—	—	761,153
Philip A. Pendergraft Chief Executive Officer	2008	550,000	—	(5)	13,631	114,838	106,250	5,000	789,719
	2007	500,000	—		—	121,250	92,397 (6)	5,000	718,647
	2006	604,167	723,438	(7)	—	485,000	—	5,000	1,817,605
Daniel P. Son President	2008	525,000	—		—	114,838	212,500	—	852,338
	2007	500,000	—		—	121,250	250,000	5,000	876,250
	2006	604,167	623,438		—	485,000	—	5,000	1,717,605
Kevin W. McAleer Senior Vice President and Chief Financial Officer	2008	300,000	—		65,597	20,192	149,000	5,000	539,789
	2007	250,000	—		46,706	20,208	124,598	—	441,512
	2006	193,731	233,950		186,826	80,830	—	—	695,337
Andrew B. Koslow Senior Vice President and General Counsel	2008	446,208	50,000		66,111	20,192	106,250	5,000	693,761
	2007	442,416	49,667		46,706	20,208	99,333	6,556 (8)	664,886
	2006	433,908	83,920		311,376	80,830	142,542	5,000	1,057,576

(1)	Includes amounts earned but deferred at the election of the Named Executive Officers pursuant to our 401(k) employee savings and retirement plan.

(2)	The amounts in column (e) reflect the dollar amount recognized for financial statement reporting purposes for the applicable fiscal year, in accordance with FAS 123(R) of stock awards granted to each named executive officer, and therefore include amounts from awards granted in and prior to the applicable fiscal year. Assumptions used in the calculation of this amount are included in footnote 19 to the Company’s audited financial statements for the fiscal year ended December 31, 2008 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2009.

(3)	The amounts in column (f) reflect the dollar amount recognized for financial statement reporting purposes for the applicable fiscal year, in accordance with FAS 123(R) with respect to outstanding stock options granted to each executive officer, whether granted in that fiscal year or in prior fiscal years. These balances have not been adjusted for the potential impact of estimated forfeitures. Assumptions used in the calculation of this amount are included in footnote 19 to the Company’s audited financial statements for the fiscal year ended December 31, 2008 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2009.

(4)	Amounts reported reflect matching contributions made by the Company to the named executive officer’s account under our 401(k) plan.

(5)	In 2008, Mr. Pendergraft elected to receive half of his cash bonus award in the form of a restricted stock unit grant, as set forth in the “Grants of Plan-Based Awards” table on page 19. The reported amount reflects the dollar amount recognized for financial accounting purposes in 2008 in accordance with FAS 123(R) with respect to such grant.

(6)	Elected to forgo one-half of bonus awarded in 2007 to contribute to the pool of funds generally available for employee bonuses.

(7)	Includes a $100,000 discretionary bonus awarded by the compensation committee in connection with the successful completion of the Company’s initial public offering.

(8)	Includes a one-time vacation bonus package of $1,556 for completion of five years of employment with the Company and a $5,000 matching contribution made by the Company to the named executive officer’s account under our 401(k) plan.

GRANTS OF PLAN-BASED AWARDS
     The following table sets forth certain additional information regarding grants of plan-based awards to our Named Executive Officers for the year ended December 31, 2008.

											Grant Date
								All Other	All Other		Fair
								Stock	Option	Exercise	Value
		Estimated Future Payouts						Awards:	Awards:	or Base	of
		Under Non-Equity Incentive						Number	Number of	Price of	Stock
		Plan Awards (1)			Estimated Future Payouts Under			of Shares	Securities	Option	and
	Grant		Target		Equity Incentive Plan Awards			of Stocks	Underlying	Awards	Option
Name	Date	Threshold	($)(d)	Maximum	Threshold	Target	Maximum	or Units	Options	($/Sh)	Awards
(a)	(b)	($) (c)(2)	(3)	($)(e)(2)	(#)(f)(4)	(#)(g)(5)	(#) (h)(4)	(#)(i)	(#) (j)	(k)	($)(l)

Roger J. Engemoen, Jr		87,500	287,500	316,250

	12/31/2008				8,750	12,500	12,500	12,500 (6)			0

Philip A. Pendergraft		175,000	700,000	770,000

	7/30/2008							7,677 (7)			13,631

	12/31/2008				21,875	31,250	31,250	31,250 (6)			0

Daniel P. Son		175,000	525,000	577,500

	12/31/2008				13,125	18,750	18,750	18,750 (6)			0

Kevin W. McAleer		122,500	350,000	385,000

	10/16/2008							33,000 (8)			19,412

Andrew B. Koslow		54,833	158,010	172,334

	10/16/2008							33,000 (8)			19,412

(1)	Actual amounts paid pursuant to our 2008 performance-based bonus program were based on our Compensation Committee’s review of corporate performance in 2008 against pre-established net income and revenue targets and are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 18.

(2)	No amount was payable pursuant to our 2008 performance-based bonus program with respect to a performance goal if the Company did not achieve at least 70% of that performance goal (revenue goal weighted 50%, net income goal weighted 50%); the bonus was prorated to the extent the Company achieved between 70% and 110% of the performance goal.

(3)	100% of the target bonus was to be paid pursuant to our 2008 performance-based bonus program if the target levels of revenue and net income were achieved, with each of these goals weighted 50%.

(4)	The vesting of the listed grant is dependent upon the Company achieving target levels of return on equity in 2009. The vesting of those shares is prorated to the extent the Company achieves between 70% and 100% of the performance goal.

(5)	100% of the equity awards will vest if the target level of return on equity is achieved.

(6)	The restricted stock units vest evenly over four quarters commencing on January 1, 2010.

(7)	In 2008, Mr. Pendergraft elected to receive half of his cash bonus award in the form of a restricted stock unit grant, which vests evenly over sixteen quarters from July 30, 2008.

(8)	The restricted stock units vest evenly over seventeen equal quarterly installments, with the first installment vesting on December 31, 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	OPTION AWARDS					STOCK AWARDS
									Equity
								Equity	Incentive
								Incentive	Plan
								Plan	Awards:
								Awards:	Market
			Equity				Market	Number	or Payout
			Incentive			Number	Value	of	Value of
			Plan			of	of	Unearned	Unearned
			Awards:			Shares	Shares	Shares,	Shares,
	Number of	Number of	Number of			or Units	or Units	Units or	Units or
	Securities	Securities	Securities			of Stock	of Stock	Other	Other
	Underlying	Underlying	Underlying			That	That	Rights	Rights
	Unexercised	Unexercised	Unexercised	Option		Have	Have	That	That
	Options	Options	Unearned	Exercise	Option	Not	Not	Have Not	Have Not
	Exercisable	Unexercisable	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name (a)	(#) (b)	(#) (c)(1)(2)	(#) (d)	($) (e)	Date (f)	(#) (g)	($) (h)	(#) (i)	(#) (j)
Roger J. Engemoen, Jr.	31,250	18,750	—	17.00	5/15/2013	25,000 (3)	190,500	—	—

Philip A. Pendergraft	62,500	37,500	—	17.00	5/15/2013	62,500 (3)	476,250	—	—
						7,197 (4)	54,841

Daniel P. Son	62,500	37,500	—	17.00	5/15/2013	37,500 (3)	285,750	—	—

Kevin W. McAleer	10,416	6,250	—	17.00	5/15/2013	5,208 (5)	39,685	—	—
						31,056 (6)	236,647

Andrew B. Koslow	10,416	6,250	—	17.00	5/15/2013	3124 (7)	23,805	—	—
						31,056 (6)	236,647

(1)	Each option vests on an accelerated basis as described under the heading “Post-Termination and Change in Control Arrangements.”

(2)	The reported options were granted on May 16, 2006 and vest in sixteen equal quarterly installments measured from May 16, 2006 (on each of August 16 and November 16, 2006; on February 16, May 16, August 16 and November 16 in 2007, 2008 and 2009; and on February 16 and May 16, 2010), provided the executive officer remains employed by the Company or its subsidiaries through each such date. The total number of option shares granted on such date to Mr. Engemoen, Mr. Pendergraft, Mr. Son, Mr. McAleer and Mr. Koslow was 50,000, 100,000, 100,000, 16,666 and 16,666, respectively.

(3)	Reflects restricted stock units which entitle the recipient to one share of our common stock at the time of vesting without the payment of an exercise price or other consideration. One-half of the listed grant vests evenly over four quarters commencing on January 1, 2010. One-half of the listed grant vests dependent upon the Company achieving target levels of return on equity in 2009. The vesting of those shares is prorated to the extent the Company achieves between 70% and 100% of the performance goal. In each case, the restricted stock unit will continue to vest so long as the executive officer remains employed by the Company or its subsidiaries. The restricted stock award will vest on an accelerated basis as described under the section “Post-Termination and Change in Control Arrangements.”

(4)	Reflects restricted stock units which entitle the recipient to one share of our common stock at the time of vesting without the payment of an exercise price or other consideration. The restricted stock units become vested in sixteen equally quarterly installments measured from July 30, 2008, so long as the executive officer remains employed by the Company or its subsidiaries through each such date. The restricted stock award will vest on an accelerated basis as described under the section “Post-Termination and Change in Control Arrangements.”

(5)	Reflects restricted stock units which entitle the recipient to one share of our common stock at the time of vesting without the payment of an exercise price or other consideration. The restricted stock units become vested in sixteen equal quarterly installments measured from January 1, 2006 so long as the executive officer remains employed by the Company or its subsidiaries through each such date. The restricted stock award will vest on an accelerated basis as described under the section “Post-Termination and Change in Control Arrangements.”

(6)	Reflects restricted stock units which entitle the recipient to one share of our common stock at the time of vesting without the payment of an exercise price or other consideration. The restricted stock units vests over seventeen equal quarterly installments, with the first installment vesting on December 31, 2008

(7)	Reflects restricted stock units which entitle the recipient to one share of our common stock at the time of vesting without the payment of an exercise price or other consideration. The restricted stock units become vested so long as the executive officer remains employed by the Company or its subsidiaries as follows: 3/16 of the award vested on March 31, 2006 with the remaining 13/16 of the award vesting over thirteen equal quarterly installments from March 31, 2006. The restricted stock unit award will vest on an accelerated basis as described under the section “Post-Termination and Change in Control Arrangements.”

OPTION EXERCISES AND STOCK VESTED
     The following table sets forth for each of the named executive officers the number of shares of the Company’s common stock acquired and the value realized on each exercise of stock options and vesting of restricted stock units during the year ended December 31, 2008.

	OPTION AWARDS		STOCK AWARDS
Number of
	Number of		Shares	Value
	Shares		Acquired	Realized
	Acquired	Value	on	on
	on Exercise	Realized on	Vesting	Vesting
Name (a)	(#) (b)	Exercise ($) (c)(1)	(#) (d)	($) (e)(2)
Roger J. Engemoen, Jr.	—	—	—	—
Philip A. Pendergraft	—	—	480	5,693
Daniel P. Son	—	—	—	—
Kevin W. McAleer	—	—	6,108	66,444
Andrew B. Koslow	—	—	6,108	58,235

(1)	Value realized is determined by multiplying (i) the amount by which the market price of the common stock on the date of exercise exceeded the exercise price by (ii) the number of shares for which the options were exercised.

(2)	Value realized is determined by multiplying (i) the market price of the common stock on the applicable vesting date by (ii) the number of shares as to which each award vested on such date.
PENSION BENEFITS
     The Company does not have a pension plan in which the named executive officers can participate to receive payments or other benefits at, following, or in connection with retirement.
NON-QUALIFIED DEFERRED COMPENSATION PLAN
     The Company does not maintain any non-qualified deferred compensation plans.

POTENTIAL PAYMENTS ON TERMINATION OR CHANGE IN CONTROL
     An overview of the material terms of the termination and change-in-control triggers that would entitle our named executive officers to certain benefits is provided in the “Post-Termination and Change in Control Arrangements” section of the Compensation Discussion and Analysis on page 16 of this Proxy Statement.
     The charts below indicate the potential payments each of our executive officers would receive under their employment agreements based upon the following assumptions:
     (i) the executive’s employment terminated on December 31, 2008 under circumstances entitling the executive to severance benefits,
     (ii) as to any benefits tied to the executive’s rate of base salary, the rate of base salary is assumed to be the executive’s rate of base salary as of December 31, 2008, and
     (iii) as to any benefits tied to the occurrence of a change in control of the Company, the change in control is assumed to have occurred on December 31, 2008 and the change in control consideration paid per share of outstanding common stock is assumed to be equal to the closing selling price of our common stock on December 31, 2008, which was $7.62 per share.
BENEFITS RECEIVED UPON TERMINATION IN CONNECTION WITH A CHANGE IN CONTROL:

			Continued Health	Value of Accelerated
			Coverage	Vesting of Options
Executive Officer	Cash Severance ($)(1)		($)(5)	($)(6)
Roger J. Engemoen, Jr.	—		—	—
Philip A. Pendergraft (2)	$600,000	(3)	$13,849	$0
Daniel P. Son (2)	$550,000	(3)	$9,570	$0
Kevin W. McAleer	$175,000	(4)	—	$0
Andrew B. Koslow	$225,000	(4)	—	$0

(1)	Severance payments will continue to be made in accordance with the Company’s regular payroll practices in effect at the time of the termination throughout the term of the severance.

(2)	Receipt of benefits is conditioned upon the executive’s execution of a release of all claims against the Company. During the twelve month severance period the executive is subject to a non-competition agreement and an agreement not to solicit the Company’s service providers or customers. If the executive violates such agreement, the executive shall be entitled to receive or retain only 50% of the total amount of severance benefits.

(3)	Represents twelve months of salary continuation payments.

(4)	Represents six months of salary continuation payments.

(5)	Represents the Company’s cost to continue health care coverage for the executive and the executive’s eligible dependents for a twelve month period.

(6)	Represents the intrinsic value of each stock option which vests on an accelerated basis in connection with the termination of employment following a change in control and is calculated by multiplying (i) the aggregate number of equity awards which vest on such an accelerated basis by (ii) the amount by which the $7.62 closing selling price of our common stock on December 31, 2008 exceeds any exercise price payable per vested share. Since the strike price of $17.00 for each option subject to accelerated vesting exceeds the closing selling price of our common stock on December 31, 2008, the value of the options subject to accelerated vesting is $0. 100% of each of Mr. Pendergraft and Mr. Son’s options will vest on an accelerated basis if he is terminated without cause or resigns for good reason within one year following a change in control of the Company. 50% of Mr. Koslow’s and Mr. McAleer’s unvested options will vest on an accelerated basis if he is terminated without cause within one year following a change in control of the Company.
BENEFITS RECEIVED UPON TERMINATION NOT IN CONNECTION WITH A CHANGE IN CONTROL:

			Continued Health	Value of Accelerated
			Coverage	Vesting of Options
Executive Officer	Cash Severance ($)(1)		($)(5)	($)
Roger J. Engemoen, Jr.	—		—	—
Philip A. Pendergraft (2)	$600,000	(3)	$13,849	$0 (6)
Daniel P. Son (2)	$550,000	(3)	$9,570	$0 (6)
Kevin W. McAleer	$175,000	(4)	—	—
Andrew B. Koslow	$225,000	(4)	—	—

(1)	Severance payments will continue to be made in accordance with the Company’s regular payroll practices in effect at the time of the termination throughout the term of the severance.

(2)	Receipt of benefits is conditioned upon the executive’s execution of a release of all claims against the Company. During the twelve month severance period the executive is subject to a non-competition agreement and an agreement not to solicit the Company’s service providers or customers. If the executive violates such agreement, the executive shall be entitled to receive or retain only 50% of the total amount of severance benefits.

(3)	Represents twelve months of salary continuation payments.

(4)	Represents six months of salary continuation payments.

(5)	Represents the Company’s cost to continue health care coverage for the executive and the executive’s eligible dependents for a twelve month period.

(6)	100% of Mr. Pendergraft and Mr. Son’s options will vest on an accelerated basis if he dies or becomes disabled, but otherwise, a termination not in connection with a change in control will not cause the acceleration of the options held by Mr. Pendergraft or Mr. Son. The reported value represents the intrinsic value of each stock option which vests on an accelerated basis in connection with the termination of employment following a change in control and is calculated by multiplying (i) the aggregate number of equity awards which vest on such an accelerated basis by (ii) the amount by which the $7.62 closing selling price of our common stock on December 31, 2008 exceeds any exercise price payable per vested share. Since the strike price of $17.00 for each option subject to accelerated vesting exceeds the closing selling price of our common stock on December 31, 2008, the value of the options subject to accelerated vesting is $0.
BENEFITS RECEIVED UPON A CHANGE IN CONTROL:

Value of Accelerated Vesting of
Options
Executive Officer	($)(1)
Philip A. Pendergraft	$0
Daniel P. Son	$0

(1)	Represents the intrinsic value of each stock option which vests on an accelerated basis in connection with the termination of employment following a change in control and is calculated by multiplying (i) the aggregate number of equity awards which vest on such an accelerated basis by (ii) the amount by which the $7.62 closing selling price of our common stock on December 31, 2008 exceeds any exercise price payable per vested share. Since the strike price of $17.00 for each option subject to accelerated vesting exceeds the closing selling price of our common stock on December 31, 2008, the value of the options subject to accelerated vesting is $0. Pursuant to the executive officer’s employment agreement, 25% of the executive officers outstanding options will vest on an accelerated basis upon a change in control of the Company.
BENEFITS RECEIVED UPON A CHANGE IN CONTROL WHERE SUCCESSOR COMPANY DOES NOT ASSUME OUTSTANDING UNVESTED EQUITY GRANTS:

	Value of Accelerated Vesting of
	Options	Value of Accelerated Vesting of
Executive Officer	($)(1)(2)	Restricted Stock Units($)(1)(3)
Roger J. Engemoen, Jr.	$0	$190,500
Philip A. Pendergraft	$0	$531,091
Daniel P. Son	$0	$285,700
Kevin W. McAleer	$0	$276,332
Andrew B. Koslow	$0	$260,452

(1)	The Company’s Amended and Restated 2000 Stock Incentive Plan provides that in the event of a change in control, each outstanding option and restricted stock unit, which is not assumed by the successor company or otherwise continued in effect, will automatically vest in full on an accelerated basis.

(2)	Represents the intrinsic value of each stock option which vests on an accelerated basis in connection with a change in control where the successor company does not assume the unvested option and is calculated by multiplying (i) the aggregate number of equity awards which vest on such an accelerated basis by (ii) the amount by which the $7.62 closing selling price of our common stock on December 31, 2008 exceeds any exercise price payable per vested share. Since the strike price of $17.00 for each option subject to accelerated vesting exceeds the closing selling price of our common stock on December 31, 2008, the value of the options subject to accelerated vesting is $0.

(3)	Represents the intrinsic value of each restricted stock unit which vests on an accelerated basis in connection with a change in control where the successor company does not assume the unvested restricted stock units and is calculated by multiplying (i) the aggregate number of equity awards which vest on such an accelerated basis by (ii) the closing selling price of our common stock on December 31, 2008, which was $7.62

BENEFIT PLANS
Amended and Restated 2000 Stock Incentive Plan
     The Amended and Restated 2000 Stock Incentive Plan was initially adopted by our Board on August 30, 2000, and was approved by the stockholders effective as of September 1, 2000; our 2000 plan was subsequently amended on July 26, 2005 and approved by the stockholders on September 28, 2005. Under the 2000 Plan, a combination of stock options and restricted stock units were granted at the Company’s initial public offering to all employees of the Company as of April 1, 2006. The plan, as amended, was filed with the SEC as an appendix to the Company’s Proxy Statement on March 26, 2008.
2005 Employee Stock Purchase Plan
     Our Employee Stock Purchase Plan was adopted by the Board on July 26, 2005 and approved by the stockholders on September 28, 2005. The plan is comprised of a series of offering periods. All employees regularly expected to work more than 20 hours per week for more than 5 calendar months per year may join an offering period on the start date of that period. Shares are purchased periodically on specified purchase dates during each offering period. The purchase price will not be less than 85% of the market value per share on the start date of the offering period in which the participant is enrolled or, if lower, 85% of the fair market value per share on the purchase date. None of our named executive officers participated in the Employee Stock Purchase Plan in 2008.

DIRECTOR COMPENSATION
     Employee Directors do not receive cash compensation for their service on our Board of Directors. Non-employee Directors receive cash compensation and equity awards as described below.
Cash Compensation
     The cash compensation paid to our non-employee directors consists of two basic components: a monthly fee, for continuing service, and a per meeting fee for all board and committee meetings attended. Each non-employee director is also reimbursed for reasonable expenses incurred in connection with serving as a director.
     Monthly Fees: Each non-employee director receives a monthly fee of approximately $4,167 per month, which includes a standard monthly fee of $3,000 and a pro rata portion of a $14,000 annual retainer. Non-employee directors that serve on committees of the Board or as our lead independent director receive additional monthly compensation beyond the standard monthly fee, as set forth below:
     Audit Committee: The chairman of the audit committee receives an additional $2,000 per month, while each other member of the audit committee receives an additional $1,000 per month.
     Compensation Committee: The chairman of the compensation committee receives an additional $917 per month, while each other member of the compensation committee receives an additional $500 per month.
     Nominating and Corporate Governance Committee: The chairman of the nominating and corporate governance committee receives an additional $917 per month, while each other member of the nominating and corporate governance receives an additional $500 per month.
     Lead Independent Director: Our Lead Independent Director receives an additional $4,167 per month, which includes a standard monthly fee of $3,000 and a pro rata portion of a $14,000 annual retainer.
     Meeting Fees*: Each non-employee director receives a fee of $1,000 for each board meeting attended. Non-employee directors that attend committee meetings receive additional compensation as set forth below:
     Audit Committee: The chairman of the audit committee receives $3,000 for every audit committee meeting attended, while each other member of the audit committee receives $1,000 for every audit committee meeting attended.
     Compensation Committee: The chairman of the compensation committee receives $2,000 for every compensation committee meeting attended, while each other member of the compensation committee receives $1,000 for every compensation committee meeting attended.
     Nominating and Corporate Governance Committee: The chairman of the nominating and corporate governance committee receives $2,000 for every nominating and corporate governance committee meeting attended, while each other member of the nominating and corporate governance committee receives $1,000 for every nominating and corporate governance committee meeting attended.

*	Directors who attend telephonic board and committee meetings receive one-half of the regular meeting payment.
Equity Awards
     In order to align the interests of our Directors with those of our stockholders, we award restricted stock unit grants to our non-employee Directors under the Director Automatic Grant Program of the Amended and Restated 2000 Stock Incentive Plan. Under that program, any new non-employee member of the Board of Directors will be granted, on the date of such election or appointment, restricted stock units covering the number of shares of our common stock (rounded up to the next whole share) determined by dividing the dollar sum of $100,000 by the fair market value per share of our common stock on such date, provided that individual has not previously been in our employ or the employ of any subsidiary or parent. The initial award will vest in a series of twelve (12) equal successive quarterly installments over the three (3)-year period of Board service measured from the date of grant of the award. In addition, on the date of each annual stockholders meeting, each non-employee member of the Board of Directors who is to continue to serve as a non-employee Board member after that annual meeting will automatically be granted restricted stock units covering the number of shares of our common stock (rounded up to the next whole share) determined by dividing the dollar sum of

$70,000 by the fair market value per share of our common stock on such date. The annual award will vest in a series of eight (8) equal successive quarterly installments over the two (2)-year period measured from the date of grant of the award
     As of December 31, 2008, Dr. Dyer held a fully-vested option to purchase 25,100 shares of our common stock at an exercise price of $3.89 per share, which option was granted to Dr. Dyer on January 22, 2002. Other than Dr. Dyer’s option, the option to purchase 25,000 shares of common stock that we granted to each of our directors at our initial public offering and the option to purchase 5,000 shares of common stock at an exercise price per share of $27.47 that we granted to each of our directors at our 2007 annual meeting of stockholders, no other non-employee Director options remain outstanding.
     The vesting schedule of the equity awards issuable to non-employee Directors is proposed to be revised as part of the proposed amendment to the Amended and Restated 2000 Stock Incentive Plan, as described in Proposal Two.
     The following table sets forth the compensation earned by and awarded to each non-employee Director during 2008 who served on the Board during 2008.

	Fees Earned or Paid in	Stock Awards	Option Awards	All Other Compensation
Name (a)	Cash ($)(b)	($)(c)(5)	($)(d)(6)	($)(g)	Total ($)(h)
Bernard W. Dan(1)	12,334	0	0	0	12,334
James S. Dyer	76,836	23,120	46,797	0	146,753
J. Kelly Gray(2)	12,000	0	15,599	0	27,599
William D. Gross(3)	0	0	0	0	0
David Johnson	75,664	23,120	46,797	0	145,581
Thomas R. Johnson	62,164	23,120	46,797	0	132,081
David M. Kelly	121,664	23,120	46,797	185,000 (7)	191,581
David A. Reed	103,336	23,120	46,797	0	173,253
Ronald G. Steinhart(4)	18,000	0	15,599	0	33,599

(1)	Mr. Dan resigned as a member of our board of directors effective June 20, 2008.

(2)	Mr. Gray resigned as a member of our board of directors effective as of April 29, 2008.

(3)	Mr. Gross resigned as a member of our board of directors effective as of January 10, 2008.

(4)	Mr. Steinhart resigned as a member of our board of directors effective as of April 29, 2008.

(5)	The amounts in column (c) reflect the grant date fair value of each equity award, as computed in accordance with FAS 123(R).

(6)	The amounts in column (d) reflect the dollar amount of expense recognized for financial statement reporting purposes for the applicable fiscal year, in accordance with FAS 123(R), with respect to outstanding stock options granted to each director, whether granted in that fiscal year or in prior fiscal years. These balances have not been adjusted for the potential impact of estimated forfeitures. Assumptions used in the calculation of this amount are included in Note 19 of the Notes to Consolidated Financial Statements in our 2008 Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 16, 2009.

(7)	Represents a one-time award to Mr. Kelly by the Compensation Committee as compensation for adverse tax consequences suffered by Mr. Kelly relating to a mistake made by the Company in granting Mr. Kelly a stock option in 2001. The award was granted in 2007 and paid in 2008.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth, as of March 13, 2009 (except where otherwise noted), certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent of the Company’s outstanding shares of Common Stock, (ii) each of the Company’s Directors, (iii) each of the executive officers named in the Summary Compensation Table and (iv) all current Directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date. As of March 13, 2009, the Directors and executive officers of the Company held a total of 5,789,266 shares of Common Stock entitled to vote, representing 22.9% of the then outstanding shares of Common Stock.

	Shares Beneficially Owned
	as of March 13, 2009(1)
	Number of		Percentage
Beneficial Owner	Shares		of Class
Executive Officers and Directors (2):
Roger J. Engemoen, Jr.(3)	2,592,230		10.2%
Philip A. Pendergraft(4)	895,240		3.5%
Daniel P. Son(5)	834,922		3.3%
Andrew Koslow(6)	57,044	*
Kevin W. McAleer (7)	24,805	*
James S. Dyer(8)	83,792	*
David Johnson(9)	31,276	*
Thomas R. Johnson(10)	1,141,957		4.5%
David M. Kelly(11)	85,801	*
David A. Reed (12)	36,276	*
All of our executive officers and Directors as a group (11 persons)	5,789,266		22.9%
Other 5% Stockholders:
J. Kelly Gray(13)	1,569,242		6.1%
T. Rowe Price Associates, Inc. (14)	2,092,700		8.3%
Total	9,451,208		36.9%

*	Less than 1% of the outstanding shares of Common Stock.

(1)	The number of shares of Common Stock deemed outstanding as of March 13, 2009 was 25,268,971. The number of beneficially owned shares includes shares issuable pursuant to stock options that may be exercised within sixty days after March 13, 2009 and restricted stock units that will vest within sixty days after March 13, 2009.

(2)	Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the officers and Directors named in the table have sole voting and investment power with respect to all shares of Common Stock. Unless otherwise indicated, the business address of each beneficial owner listed is 1700 Pacific Avenue, Suite 1400, Dallas, Texas 75201.

(3)	Consists of 2,557,855 shares of common stock held by the Engemoen Family Partnership Ltd. Mr. Engemoen has sole voting power and sole dispositive power over the shares of common stock held by the Engemoen Family Partnership Ltd. In addition, includes 34,375 shares issuable upon exercise of stock options exercisable at or that vest within 60 days of March 13, 2009.

(4)	Includes 774,185 shares held by PTP Partners LP. Philip A. Pendergraft is the President and sole shareholder of PTP Management LLC, the General Partner of PTP Partners LP. Mr. Pendergraft has sole voting power and sole dispositive power over the shares of common stock held by PTP Partners LP. Includes 1,325 shares held by PFSI FBO Philip A. Pendgraft IRA and 2,225 shares held by PFSI FBO Therese L. Pendergraft IRA. Includes 480 shares issuable pursuant to restricted stock units that vest within 60 days of March 13, 2009. In addition, the number includes 68,750 shares issuable upon exercise of stock options exercisable at or that vest within 60 days of March 13, 2009.

(5)	Includes 164,635 shares held by DCG&T FBO Daniel P. Son IRA. Mr. Son has sole voting power and sole dispositive power over the shares of common stock held by DCG&T FBO Daniel P. Son. Also includes 601,527 shares held by DPAHS Holdings, Ltd. Mr. Son has shared voting and sole dispositive power over the shares of common stock held by DPAHS Holdings, Ltd. In addition, the number includes 68,750 shares issuable upon exercise of stock options exercisable at or that vest within 60 days of March 13, 2009.

(6)	Includes 11,458 shares issuable upon exercise of stock options exercisable at or that vest within 60 days of March 13, 2009. Also includes 2,989 shares issuable pursuant to restricted stock units that vest within 60 days of March 13, 2009.

(7)	Includes 11,548 shares issuable upon exercise of stock options currently exercisable or that vest within 60 days of March 13, 2009. Also includes 2,989 shares issuable pursuant to restricted stock units that vest within 60 days of March 13, 2009.

(8)	Includes 53,017 shares issuable upon exercise of stock options exercisable within 60 days of March 13, 2009. Includes 840 shares issuable pursuant to restricted stock units that vest within 60 days of March 13, 2009. Also includes 27,416 shares held by Austin Trust Company FBO James S. Dyer SEP/IRA.

(9)	Includes 21,667 shares issuable upon exercise of stock options exercisable within 60 days of March 13, 2009. Includes 840 shares issuable pursuant to restricted stock units that vest within 60 days of March 13, 2009.

(10)	Includes 1,100,922 shares held by Call Now, Inc. Thomas R. Johnson is the President, Chief Executive Officer and a member of the board of directors of Call Now, Inc. As such, Mr. Johnson has shared voting power and shared dispositive power over the shares of common stock held by Call Now, Inc. Mr. Johnson disclaims beneficial ownership of these shares except to the extent of his pecuniary interest arising therein. Includes 27,917 shares issuable upon exercise of stock options exercisable within 60 days of March 13, 2009. Also includes 840 shares issuable pursuant to restricted stock units that vest within 60 days of March 13, 2009.

(11)	Includes 27,917 shares issuable upon exercise of stock options exercisable within 60 days of March 13, 2009. Also includes 840 shares issuable pursuant to restricted stock units that vest within 60 days of March 13, 2009.

(12)	Includes 5,000 shares held by Causeway Capital Partners, LP, a family investment fund. Mr. Reed serves as the President of Capital Management LLC, general partner for Causeway Capital Partners, LP. Includes 27,917 shares issuable upon exercise of stock options exercisable within 60 days of March 13, 2009. Also includes 840 shares issuable pursuant to restricted stock units that vest within 60 days of March 13, 2009.

(13)	Includes 690,471 shares held by Mr. Gray as trustee of the Gray Family 1999 Investment Trust. Mr. Gray has sole voting power and sole dispositive power over the shares of common stock held by the Gray Family 1999 Investment Trust. Also includes 848,772 shares held by KG Management Ltd. Mr. Gray has sole voting power and sole dispositive power over the shares of common stock held by KG Management Ltd. Also includes 18,334 shares issuable upon exercise of stock options exercisable within 60 days of March 13, 2009.

(14)	Based on a Schedule 13G/A filed on February 11, 2009, T. Rowe Price Associates, Inc. beneficially owned an aggregate of 2,092,700 shares, of which it has sole voting power over 223,900 shares and sole dispositive power over 2,092,700 shares. These securities are owned by various individual and institutional investors, which T. Rowe Price Associates, Inc. (Price Associates) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. The business address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202.

REPORT OF THE AUDIT COMMITTEE
     In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During fiscal year 2008, the Audit Committee met eleven times in full session and four times via teleconference to review interim financial information contained in each quarterly earnings announcement and Form 10-Q with management and independent auditors prior to public release.
     In discharging its oversight responsibility regarding the audit process, the Audit Committee received from the independent auditors (BDO Seidman) the written disclosures and letter required by Rule 3526 of the Public Company Accounting Oversight Board (PCAOB), and had discussions with BDO Seidman regarding their independence, including the scope and impact of non-audit services provided by BDO Seidman. The Audit Committee also discussed with management, the internal auditors, and the independent auditors the quality and adequacy of the Company’s internal controls and the internal audit functions organization, responsibilities, budget and staffing. The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.
     The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communications with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent auditor’s examination of the financial statements. The Audit Committee also discussed the results of the internal audit examinations during quarterly meetings.
     The Audit Committee discussed and reviewed the audited financial statements of the Company for the fiscal year ended December 31, 2008, with management and the independent auditors. Management has the responsibility for the preparation of the Company’s financial statements and the independent auditors have the responsibility for the examination of those statements.
     Based on the above-mentioned review and discussions with management, the internal auditors and the independent auditors, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment, subject to shareholder approval, of BDO Seidman, LLP as the independent auditors for the Company.
AUDIT COMMITTEE
David A. Reed, Chairman
James S. Dyer
David M. Kelly

PROPOSAL TWO: APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED 2000 STOCK INCENTIVE PLAN
Proposed Amendment
     At the Annual Meeting stockholders are being asked to approve an amendment to our Amended and Restated 2000 Stock Incentive Plan, referred to as our 2000 Plan, which will increase the number of shares available for issuance under the plan by 1,000,000 shares and will coordinate the vesting of equity grants to the Company’s non-employee directors under the Director Automatic Grant Program to coincide with the end of each fiscal quarter. The increase in the share reserve will allow us to continue to grant equity awards to our employees and other service providers and thereby attract and retain key personnel essential to our success and long-term growth. The amendment with respect to the Director Automatic Grant Program will only change the vesting terms of the equity grants already contemplated by the 2000 Plan, and will not increase the number or value of the equity grants to be issued to our non-employee directors under the Director Automatic Grant Program in any way. The 2000 Plan will remain unchanged in all other respects. The Board adopted the amendment to the 2000 Plan to coordinate the vesting of equity grants to the Company’s non-employee directors under the Director Automatic Grant Program to coincide with the end of each fiscal quarter on February 19, 2009. The Board adopted the amendment to the 2000 Plan to increase the number of shares available for issuance under the 2000 Plan by 1,000,000 shares on March 18, 2009. In each case the amendments were approved subject to stockholder approval at the Annual Meeting.
     Following is a summary of the principal features of the 2000 Plan, as amended and restated February 26, 2008, which is filed with the SEC as Appendix A to this proxy statement. The following summary does not purport to be a complete description of all provisions of the amended and restated 2000 Plan. Any stockholder who wishes to obtain a copy of the actual plan documents may do so upon written request to our Investor Relations representative listed on our website at www.penson.com, or may access the documents from the SEC’s website at www.sec.gov.
Equity Incentive Programs
     The 2000 Plan consists of three equity incentive programs: (i) the Discretionary Grant Program, (ii) the Stock Issuance Program, and (iii) the Director Automatic Grant Program for non-employee members of the Board. The principal features of each program are described below.
     The Compensation Committee of the Board has been delegated the exclusive authority to administer the Discretionary Grant and Stock Issuance Programs. This authority over option grants, restricted stock units, stock appreciation rights, direct stock issuances and other stock-based awards, referred to in this proposal as Equity Awards, made to executive officers and non-employee directors, and also has the authority to make Equity Awards under those programs to all other eligible individuals.
     The Board may at any time appoint a second committee of one or more Board members to have separate but concurrent authority with the Compensation Committee to make Equity Awards under the Discretionary Grant and Stock Issuance Programs to individuals other than executive officers and non-employee directors. The Board has authorized a subcommittee comprised of our chief executive officer to make Equity Awards under the Discretionary Grant and Stock Issuance Programs to eligible individuals other than executive officers, employees who report to him and non-employee directors. Neither the Compensation Committee nor any secondary committee will exercise any administrative discretion under the Director Automatic Grant Program. All Equity Awards under the program will be made in strict compliance with the express provisions of that program.
     The term Plan Administrator, as used in this summary, means the Compensation Committee and any secondary committee, to the extent each is acting within the scope of its administrative jurisdiction under the 2000 Plan.
Share Reserve
     From inception of the 2000 Plan through March 13, 2009, 3,466,295 shares of common stock have been reserved for issuance over the term of the 2000 Plan. The number of shares of common stock reserved for issuance under the 2000 Plan automatically increases on the first trading day of January each year by an amount equal to one percent (1.0%) of the total number of shares of common stock outstanding on the last trading day of the immediately preceding calendar year, but in no event will any annual increase exceed 270,833 shares of common stock.
     As of March 13, 2009, 1,022,232 shares of common stock were subject to outstanding options under the 2000 Plan; 779,522 shares of common stock were subject to outstanding restricted stock units under the 2000 Plan; 2,980,354 shares of common stock had been issued under the 2000 Plan; and 948,460 shares of common stock remained available for future issuance. If the 2000

Plan amendment is approved, there will be an additional 1,000,000 shares, for at total of 1,948,460 shares, available for issuance under the 2000 Plan as of the date of the Annual Meeting.
     No participant in the 2000 Plan may be granted options, stand alone stock appreciation rights, stock issuances, restricted stock units or share rights awards for more than 2,000,000 shares of common stock per calendar year. Stockholder approval of this Proposal will also constitute a reapproval of the 2,000,000 share limitation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. We refer to this code as the Internal Revenue Code. This share limitation will assure that any deductions to which we would otherwise be entitled, whether upon the exercise of stock options or stock appreciation rights granted under the Discretionary Grant Program (with an exercise price per share equal to the fair market value per share of the Common stock on the grant date) or upon the subsequent sale of the shares purchased under those options, will not be subject to the $1.0 million limitation on the income tax deductibility of compensation paid per covered executive officer imposed under Section 162(m).
     The shares of common stock issuable under the 2000 Plan may be drawn from shares of our authorized but unissued shares or from shares reacquired by us, including shares repurchased on the open market.
     Shares subject to any outstanding Equity Awards under the 2000 Plan that expire or otherwise terminate before those shares are issued will be available for subsequent awards. Unvested shares issued under the 2000 Plan and subsequently repurchased by us, at the option exercise or direct issue price paid per share, pursuant to our repurchase rights under the 2000 Plan, will be added back to the number of shares reserved for issuance under the 2000 Plan and will accordingly be available for subsequent issuance.
     Should the exercise price of an option under the 2000 Plan be paid with shares of common stock, the authorized reserve of common stock under the 2000 Plan will be reduced only by the net number of new shares issued under the exercised stock option. Should shares of common stock otherwise issuable under 2000 Incentive Plan be withheld in satisfaction of the withholding taxes incurred in connection with the issuance, exercise or vesting of an Equity Award, the number of shares of common stock available for issuance under the 2000 Plan will be reduced only by the net number of shares issued pursuant to that Equity Award. The withheld shares will not reduce the share reserve. Upon the exercise of any stock appreciation right granted under the 2000 Plan, the share reserve will be reduced by the net number of shares actually issued, not by the gross number of shares as to which the stock appreciation right is exercised.
Eligibility
     Officers, employees, non-employee members of the Board and consultants and other independent advisors in the service of the Company or its parent or subsidiaries, whether now existing or subsequently established, are eligible to participate in the Discretionary Grant and Stock Issuance Programs. Non-employee members of the Board will also participate in the Director Automatic Grant Program.
     As of March 13, 2009, five executive officers, five non-employee members of the Board and approximately 1,050 other employees were eligible to participate in the 2000 Plan.
Valuation
     The fair market value per share of our Common stock on any relevant date under the 2000 Plan will be deemed to be equal to the closing selling price per share of our common stock at the close of regular hours trading on the Nasdaq Global Select Market on that date, as the price is reported by The Wall Street Journal. If there is no closing price for our common stock on the date in question, the fair market value will be the closing price on the last preceding date for which a reported quote exists. On March 13, 2009 the fair market value determined on this basis was $5.44 per share.
Discretionary Grant Program
     The Plan Administrator has discretion under the Discretionary Grant Program, within the parameters of the 2000 Plan, to determine which eligible individuals are to receive Equity Awards under that program the number of shares subject to each award, the time or times when each Equity Award is to be awarded, vest and become exercisable, the maximum term for which the Equity Award is to remain outstanding and the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws.
     Stock Options. Though currently the Plan Administrator has determined to grant options at an exercise price equal to the fair market value per share of our Common Stock on any relevant date, each granted option will have an exercise price per share determined by the Plan Administrator. The exercise price for all options granted by the Plan Administrator to date has been equal to the fair market value per share of our Common Stock on the grant date. No granted option will have a term in excess of ten years, and the option will generally become exercisable in one or more installments over a specified period of service measured from the grant date. However, options may be structured so that they will be immediately exercisable for any or all of the option shares. Any unvested shares acquired under those immediately exercisable options will be subject to repurchase, at the exercise price paid per share, if the optionee ceases service with us prior to vesting in those shares.
     Should the optionee cease service with us, he or she will have a limited period within which to exercise his or her outstanding options for any shares for which those options are vested and exercisable at the time of cessation of service. The Plan Administrator will have complete discretion to extend the period following the optionee’s cessation of service during which their outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. This discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service.
     Stock Appreciation Rights. The Plan Administrator has the authority to issue the following stock appreciation rights under the Discretionary Grant Program:
•	Tandem stock appreciation rights, which provide the holders with the right to surrender their options for an appreciation distribution in an amount equal to the excess of (i) the fair market value of the vested shares of common stock subject to the surrendered option over (ii) the aggregate exercise price payable for those shares.

•	Standalone stock appreciation rights, which allow the holders to exercise those rights as to a specific number of shares of common stock and receive in exchange an appreciation distribution in an amount equal to the excess of (i) the fair market value of the shares of common stock as to which those rights are exercised over (ii) the aggregate base price in effect for those shares. The base price per share may not be less than the fair market value per share of the common stock on the date the standalone stock appreciation right is granted, and the right may not have a term in excess of ten years.

•	Limited stock appreciation rights may be included in one or more grants made under the Discretionary Grant Program. Upon the successful completion of a hostile tender offer for more than 50% of our outstanding voting securities, each outstanding option with a limited stock appreciation right may be surrendered to us in return for a distribution per surrendered option share equal to the excess of (i) the fair market value per share at the time the option is surrendered or, if greater, the highest tender offer price paid per share in the hostile take-over, above (ii) the exercise price payable per share under such option.
     Payments with respect to exercised tandem or standalone stock appreciation rights may, at the discretion of the Plan Administrator, be made in cash or in shares of common stock. Upon cessation of service with us, the holder of one or more stock appreciation rights will have a limited period within which to exercise those rights as to any shares as to which those stock appreciation rights are vested and exercisable at the time of cessation of service. The Plan Administrator will have complete discretion to extend the period following the holder’s cessation of service during which his or her outstanding stock appreciation rights may be exercised and/or to accelerate the exercisability or vesting of such stock appreciation rights in whole or in part. This discretion may be exercised at any time while the stock appreciation rights remain outstanding, whether before or after the holder’s actual cessation of service.
     Repricing. The Plan Administrator may not implement any of the following repricing programs without obtaining stockholder approval: (i) the cancellation of outstanding options or stock appreciation rights in return for new options or stock appreciation rights with a lower exercise or base price per share, (ii) the cancellation of outstanding options or stock appreciation rights with exercise or base prices in excess of the then current fair market value per share of our common stock for consideration payable in our equity securities or (iii) the direct reduction of the exercise or base price in effect for outstanding options or stock appreciation rights.
Stock Issuance Program
     Shares of common stock may be issued under the Stock Issuance Program for cash or as a bonus for past services without any cash outlay required of the recipient, as the Plan Administrator deems appropriate. In addition, restricted shares of common stock may be issued that vest in one or more installments over the recipient’s period of service or upon attainment of specified performance objectives. Shares of Common stock may also be issued under this program pursuant to restricted stock units or share rights awards that entitle the recipients to receive the shares underlying those awards upon the attainment of designated performance goals, the satisfaction of specified service requirements and/or upon the expiration of a designated time period following the vesting of those awards or units, including (without limitation) a deferred distribution date following the termination of the recipient’s service.
     The Plan Administrator will have discretion under the Stock Issuance Program, within the parameters of the 2000 Plan, to determine which eligible individuals are to receive Equity Awards under the program, the time or times when those Equity Awards are to be made, the number of shares for each Equity Award, and vesting and issuance schedules to be in effect for the Equity Award and the consideration (if any) payable per share.
     The Plan Administrator will have the discretionary authority at any time to accelerate the vesting of any and all shares of restricted stock or other unvested shares outstanding under the Stock Issuance Program.
     Outstanding restricted stock units or share rights awards under the Stock Issuance Program will generally automatically terminate, and no shares of common stock will actually be issued in satisfaction of those awards, if the performance goals or service requirements established for such awards are not attained. The Plan Administrator, however, will have the discretionary authority to issue shares of Common stock in satisfaction of one or more outstanding restricted stock units or share rights awards as to which the designated performance goals or service requirements are not attained.
Director Automatic Grant Program
     The following awards are authorized under the Director Automatic Grant Program:
•	Initial Grant. Each individual who is first elected or appointed to serve as a non-employee Board member will automatically be granted, on the date of the election or appointment, restricted stock units covering the number of shares of our common stock (rounded up to the next whole share) determined by dividing the dollar sum of $100,000 by the fair market value per share of our common stock on the date, provided that individual has not previously been in our employ or the employ of any subsidiary or parent.

•	Annual Award. On the date of each annual meeting of stockholders, beginning with the Annual Meeting, each individual who is to continue to serve as a non-employee Board member after that annual meeting will automatically be granted restricted stock units covering the number of shares of our common stock (rounded up to the next whole share) determined by dividing the dollar sum of $70,000 by the fair market value per share of our common stock on that date. There will be no limit on the number of annual restricted stock units any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in our employ will be eligible to receive one or more restricted stock unit grants over their period of continued Board service.
     Prior to the amendment that is subject to this Proposal, the Initial Grant vested in a series of twelve (12) successive equal quarterly installments over the individual board member’s service, commencing on the date the individual was elected or appointed and the Annual Award vested in a series of eight (8) successive equal quarterly installments over their service, commencing on the date the applicable annual meeting.
Under the terms of the revised Director Automatic Grant Program, non-employee Board members will still receive the same number of restricted stock units as part of the Initial Grant or the Annual Award. The only change will be that both the Initial Grant and the Annual Award will have their first vesting date at the end of the fiscal quarter in which the grant is first made, rather than at the first quarterly anniversary of the grant date. Accordingly, grants under the revised Director Automatic Grant Program will be made in accordance with the following specified parameters:
•	Initial Grant. Each individual who is first elected or appointed to serve as a non-employee Board member will automatically be granted, on the date of their election or appointment, restricted stock units covering the number of shares of our common stock (rounded up to the next whole share) determined by dividing the dollar sum of $100,000 by the fair market value per share of our common stock on that date, provided that individual has not previously been in our employ or the employ of any subsidiary or parent. Each Initial Grant shall vest in a series of twelve (12) successive equal quarterly installments over continued service as a Board member, with the first installment to vest at the end of the fiscal quarter during which the award is granted.

•	Annual Award. On the date of each annual meeting of stockholders, each individual who is to continue to serve as a non-employee Board member after that annual meeting will automatically be granted restricted stock units covering the number of shares of our common stock (rounded up to the next whole share) determined by dividing the dollar sum of $70,000 by the fair market value per share of our common stock on that date. There will be no limit on the number of annual restricted stock units any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in our employ will be eligible to receive one or more of annual option grants and restricted stock units over their period of continued Board service. Each Annual Award shall vest in a series of eight (8) successive equal quarterly installments over continued service as a Board member, with the first installment to vest at the end of the fiscal quarter during which the award is granted.

     The remaining terms of each restricted stock unit award under the Director Automatic Grant Program will be substantially as those in effect for restricted stock unit awards made to our officers and employees under the Stock Issuance Program. All grants under the revised Director Automatic Grant Program will be made in strict compliance with the express provisions of the program, and stockholder approval of this Proposal will also constitute pre-approval of each restricted stock unit award made under the revised Director Automatic Grant Program on or after the date of the Annual Meeting and the subsequent issuance of the shares subject to those awards in accordance with the terms of the program.
Equity Awards since January 1, 2008
     The following table sets forth, as to our Chief Executive Officer, our Chief Financial Officer and each of our three most highly compensated executive officers referred to in this proxy statement as our named executive officers, and the other individuals and groups indicated: (i) the number of shares of common stock subject to option grants made under the 2000 Plan from January 1, 2008 through March 13, 2009 together with the weighted average exercise price payable per share for such option grants, and (ii) the number of shares of common stock subject to restricted stock units awarded under the 2000 Plan from January 1, 2008 through March 13, 2009.
EQUITY AWARD TRANSACTIONS

	Number of Shares	Weighted Average	Number of Shares
	Underlying	Exercise Price	Underlying Restricted
Name	Options Granted(#)	Per Share($)	Stock Units
Named Executive Officers

Roger J. Engemoen, Jr.	—	$—	25,000
Philip A. Pendergraft	—	—	70,177
Daniel P. Son	—	—	37,500
Kevin W. McAleer	—	—	33,000
Andrew B. Koslow	—	—	33,000

Non-Employee Directors

James S. Dyer	—	—	6,717
David Johnson	—	—	6,717
Thomas R. Johnson	—	—	6,717
David M. Kelly	—	—	6,717
David A. Reed	—	—	6,717

All current executive officers as a group (6 persons)	0	0	191,000
All current non-employee directors as a group (5 persons)	0	0	33,585
All employees, including current officers who are not executive officers, as a group	200	14.35	673,692
New Plan Benefits under the Amended and Restated Plan
     As of March 13, 2009 no restricted stock units had been granted under the 2000 Plan on the basis of the proposed amendment to the Director Automatic Grant Program. Each of our five current non-employee directors has been granted 6,717 restricted stock units subject to the vesting terms under the current Director Automatic Grant Program. If this Proposal is approved by the stockholders at the Annual Meeting, then each of the continuing non-employee Board members will receive at that time restricted stock units covering $70,000 worth of shares of our common stock and be subject to the revised vesting terms discussed above. If this Proposal is not approved, each of the continuing non-employee Board members will receive at that time restricted stock units covering $70,000 worth of shares of our common stock and be subject to the vesting terms under the current Director Automatic Grant Program.
General Provisions

     Acceleration. In the event of a change in control (whether by merger, asset sale or friendly take-over), each outstanding Equity Award under the Discretionary Grant Program will automatically accelerate in full unless (i) that award is assumed by the successor company or otherwise continued in effect or (ii) the award is replaced with a cash retention program that preserves the spread existing on the unvested shares subject to that Equity Award (the excess of the fair market value of those shares over the exercise or base price in effect for the shares) and provides for subsequent payout of that spread in accordance with the same vesting schedule in effect for those shares. In addition, all unvested shares outstanding under the Discretionary Grant and Stock Issuance Programs will immediately vest upon the change in control, except to the extent our repurchase rights with respect to those shares are to be assigned to the successor company or otherwise continue in effect. Each outstanding Equity Award under the Stock Issuance Program will vest as to the number of shares of common stock subject to that award immediately prior to the change in control, and the underlying shares will become issuable, unless that Equity Award is assumed by the successor company or otherwise continued in effect or replaced with a cash retention program similar to the program described in clause (ii) above.
     The Plan Administrator will have the discretion to structure one or more Equity Awards under the Discretionary Grant and Stock Issuance Programs so that those Equity Awards will vest in full either immediately upon a change in control or in the event the individual’s service with us or the successor entity is terminated (actually or constructively) within a designated period following a change in control transaction, whether or not those Equity Awards are to be assumed or otherwise continued in effect or replaced with a cash retention program.
          In connection with a hostile take-over of our company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of board members), the Plan Administrator will have the discretionary authority to provide for automatic acceleration of outstanding Equity Awards under the Discretionary Grant and Stock Issuance Programs either at the time of take-over or upon the subsequent involuntary termination of the individual’s service.
     The shares subject to each option grant made under the Director Automatic Grant Program will immediately vest upon a change in control or hostile take-over transaction.
     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.
     Stockholder Rights and Option Transferability. The holder of an option or stock appreciation right will have no stockholder rights with respect to the shares subject to that option or stock appreciation right unless and until that person will have exercised the option or stock appreciation right and become a holder of record of shares of common stock distributed upon exercise of their award. Incentive stock options are not assignable or transferable other than by will or the laws of inheritance following the optionee’s death, and during the optionee’s lifetime, may only be exercised by the optionee. However, non-statutory options and stock appreciation rights may, to the extent permitted by the Plan Administrator, be transferred or assigned during the holder’s lifetime to one or more members of the holder’s family or to a trust established for the benefit of the holder and/or one or more family members or to the holder’s former spouse.
     A participant will have certain stockholder rights with respect to the shares of Common stock issued to him or her under the Stock Issuance Program, whether or not his or her interest in those shares is vested. Accordingly, the participant will have the right to vote and to receive any regular cash dividends paid, but will not have the right to transfer such shares prior to vesting. A participant will not have any stockholder rights with respect to the shares of common stock subject to restricted stock units or share rights award until that award vests and the shares of common stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of common stock, on outstanding restricted stock units or share rights awards, subject to the terms and conditions as the Plan Administrator may deem appropriate.
     Changes in Capitalization. In the event any change is made to the outstanding shares of common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, or other change affecting the outstanding common stock as a class without the Company’s receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2000 Plan, (ii) the maximum number and/or class of securities by which the share reserve under the 2000 Plan is to increase automatically each year, (iii) the maximum number and/or class of securities for which any one person may be granted Equity Awards under the 2000 Plan per calendar year, (iv) the class of securities for which restricted stock units are subsequently to be made under the Director Automatic Grant Program to new and continuing non-employee members of the Board, (v) the number and/or class of securities and the exercise price or base price per share in effect under each outstanding option or stock appreciation right, and (vi) the number and/or class of securities subject to each outstanding restricted stock units or share rights award under the 2000 Plan and the cash consideration (if any) payable per share. The adjustments will be made as the Plan Administrator deems appropriate to prevent the dilution or enlargement of benefits under the 2000 Plan and the outstanding Equity Awards thereunder, and such adjustments will be final, binding and conclusive.

     Special Tax Election. The Plan Administrator may provide that any or all holders of Equity Awards utilize either or both of the following methods to satisfy all or part of the federal and state income and employment withholding taxes to which they may become subject in connection with the issuance, exercise or vesting of those Equity Awards:
•	Stock Withholding: The election to have the Company withhold, from the shares otherwise issuable upon the issuance, exercise or vesting of an Equity Award, a portion of those shares with an aggregate fair market value equal to the percentage of the withholding taxes (not to exceed one hundred percent (100%)) designated by the holder and make a cash payment equal to the fair market value directly to the appropriate taxing authorities on the holder’s behalf.

•	Stock Delivery: The election to deliver to the Company certain shares of Common stock previously acquired by the holder (other than in connection with the issuance, exercise or vesting that triggered the withholding taxes) with an aggregate fair market value equal to the percentage of the withholding taxes (not to exceed one hundred percent (100%)) designated by the holder.
     Amendment and Termination. The Board may amend or modify the 2000 Plan at any time, subject to any required stockholder approval. Unless sooner terminated by the Board, the amended and restated 2000 Plan will terminate on the earliest of (i) July 25, 2015, (ii) the date on which all shares available for issuance under the 2000 Plan have been issued as fully-vested shares or (iii) the termination of all outstanding Equity Awards in connection with certain changes in control or ownership. Should the 2000 Plan terminate on July 25, 2015, all Equity Awards outstanding at that time will continue to have force and effect in accordance with the provisions of the documents evidencing those awards.
Federal Income Tax Consequences
     The following discussion summarizes income tax consequences of the 2000 Plan under current federal income tax law and is intended for general information only. In addition, the tax consequences described below are subject to the limitations of Section 162(m), as discussed in further detail below. Other federal taxes and foreign, state and local income taxes are not discussed, and may vary depending upon individual circumstances and from locality to locality.
     Option Grants. Options granted under the 2000 Plan may be either incentive stock options, which satisfy the requirements of Section 422 of the Internal Revenue Code, or non-statutory stock options, which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:
     Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant, and, if there is no disqualifying disposition at the time of exercise, no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes equal to the excess of the fair market value of the purchased shares at that time over the exercise price paid for those shares.
     The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain dispositions. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in the sale or disposition was granted and more than one year after the date the option was exercised for those shares. If either of these two requirements is not satisfied, a disqualifying disposition will result.
     Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or any loss recognized upon the disposition will be taxable as a capital gain or capital loss.
     If the optionee makes a disqualifying disposition of the purchased shares, the Company will be entitled to an income tax deduction for the taxable year in which the disposition occurs equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. If the optionee makes a qualifying disposition, the Company will not be entitled to any income tax deduction.
     Non-Statutory Stock Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will, in general, recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the Company will be required to collect certain withholding taxes applicable to such income from the optionee.

     The Company will be entitled to an income tax deduction equal to the amount of any ordinary income recognized by the optionee with respect to an exercised non-statutory option. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.
     If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase in the event of the optionee’s cessation of service prior to vesting in those shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company’s repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for those shares. If a timely Section 83(b) election is made, the optionee will not recognize any additional income when the repurchase right lapses. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee in connection with the acquisition or vesting of the purchased shares. The deduction will be allowed for the taxable year in which the optionee recognizes such ordinary income.
     Stock Appreciation Rights. No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and the Company will be required to collect certain withholding taxes applicable to such income from the holder.
     The Company will be entitled to an income tax deduction equal to the amount of any ordinary income recognized by the holder in connection with the exercise of a stock appreciation right. The deduction will in general be allowed for the taxable year in which such ordinary income is recognized by the holder.
     Direct Stock Issuances. The holder will recognize ordinary income in the year in which shares are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and the Company will be required to collect certain withholding taxes applicable to such income from the holder. If unvested shares are acquired, then the holder will be taxed as specified above for the exercise of non-statutory options for unvested shares.
     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the holder.
     Restricted Stock Units. No taxable income is recognized upon receipt of a restricted stock award. The holder will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and the Company will be required to collect certain withholding taxes applicable to such income from the holder.
     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will in general be allowed for the taxable year in which such ordinary income is recognized by the holder.
Deductibility of Executive Compensation
     We anticipate that any compensation deemed paid by us in connection with disqualifying dispositions of incentive stock option shares or the exercise of non-statutory stock options or stock appreciation rights with exercise prices or base prices equal to or greater than the fair market value of the underlying shares on the grant date will qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code and will not have to be taken into account for purposes of the $1.0 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers. Accordingly, all compensation deemed paid with respect to those options or stock appreciation rights should remain deductible without limitation under Section 162(m).
     Any compensation deemed paid by the Company in connection with shares issued under the Stock Issuance Program will be subject to the $1.0 million limitation on deductibility per covered individual.
Accounting Treatment
     Pursuant to the accounting standards established by SFAS 123R the Company is required to recognize all share-based payments, including grants of stock options, restricted stock units and employee stock purchase rights, in our financial statements. Accordingly, stock options that are granted to our employees and non-employee directors are valued at fair value as of the grant date under an appropriate valuation formula, and that value is charged as stock-based compensation expense against our reported GAAP earnings over the designated service period. Similar option expensing was required for any unvested options outstanding on January 1, 2006, with the grant date fair values of those unvested options expensed against our reported earnings over the remaining service periods. For shares issuable upon the vesting of restricted stock units awarded under the 2000 Plan, we are required to expense over the service period compensation cost equal to the fair market value of the underlying shares on the date of the award. If any other shares are unvested at the time of their direct issuance, the fair market value of those shares at that time will be charged to our reported earnings ratably over the applicable service period. This accounting treatment for restricted stock units and direct stock issuances will be applicable whether vesting is tied to service periods or performance goals. The issuance of a fully-vested stock bonus will result in an immediate charge to our earnings equal to the fair market value of the bonus shares on the issuance date.
     Stock options and stock appreciation rights granted to non-employee consultants will result in a direct charge to our reported earnings based on the fair value of the grant measured on the vesting date of each installment of the underlying shares. Accordingly, this charge will take into account the appreciation in the fair value of the grant over the period between the grant date and the vesting date of each installment comprising that grant.
Required Vote
     The affirmative vote of the holders of common stock representing a majority of the voting power of the outstanding common stock present or represented by proxy and voting at the Annual Meeting, which shares voting affirmatively must also constitute at least a majority of the voting power required to constitute the quorum, is required for approval of the amendment to the 2000 Plan. For the effects of abstentions and broker non-votes on this Proposal see, “Questions and Answers about the Proxy Materials and Annual Meeting — How many votes are required to hold the Annual Meeting” on page 3 of this proxy statement.
   Should stockholder approval not be obtained, the proposed amendment to the Director Automatic Grant Program will not be implemented. However, the provisions of the Director Automatic Grant in effect immediately prior to the proposed amendment will continue in force and restricted stock unit grants will continue to be made to the non-employee Board members in accordance with that program until all the shares available for issuance under the 2000 Plan have been issued or until the plan terminates on its currently scheduled July 25, 2015 expiration date.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE PLAN AMENDMENT

PROPOSAL THREE: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The Audit Committee of the Board of Directors has selected BDO Seidman, LLP to audit our consolidated financial statements.
     Representatives of BDO will be present at the Annual Meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from stockholders.
     We are asking our stockholders to ratify the selection of BDO as our independent registered public accounting firm. Ratification is not required by our By-laws or by law or regulation. The Board is submitting the selection of BDO to our stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee may in its discretion select a different registered public accounting firm at any time during the year if it determines that a change would be in the best interests of the Company and our stockholders.
Audit and Related Fees
     In 2008, the Audit Committee authorized policies and procedures with regard to the pre-approval of audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee has granted the Chairman the ability to approve non-audit fees up to $25,000 without the approval of the full Committee. The Audit Committee will periodically review and pre-approve the services that may be provided by the independent auditor without impairing the independence of the auditor in accordance with SEC regulations and the Committee’s charter.
     The following is a summary of fees and services approved by the Company and performed by BDO for the fiscal years ended December 31, 2008 and 2007.

	Year ended December 31,
	2008	2007
Audit Fees (1)	$1,116,734	$1,398,696
Audit Related Fees (2)	200,935	262,225

Total audit and related fees	1,317,129	1,660,921

Tax Fees (3)	13,350	102,750
All other fees (4)	5,000	5,000

Total	$1,335,479	$1,768,671

(1)	Audit Fees. The aggregate fees billed to us in each of fiscal 2008 and fiscal 2007 for professional services rendered by BDO for (i) the audit of our annual financial statements included in our annual report on Form 10-K; (ii) the review of our interim financial statements included in the quarterly reports; (iii) services relating to comfort letters; and (iv) consents and assistance in connection with other filings made with the SEC.

(2)	Audit-Related Fees. The aggregate fees billed to us in each of fiscal 2008 and fiscal 2007 for professional services rendered by BDO for audit-related fees including internal control testing and audits of employee benefit plans.

(3)	Tax Fees. Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance and international tax planning.

(4)	All other Fees. All other fees consist of fees for products and services other than the services reported.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF BDO SEIDMAN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Our Board of Directors has adopted a written policy to evaluate material transactions or agreements that the Company proposes to enter into with any of our directors or executive officers or any of their affiliated entities, or pursuant to which any officer or director otherwise is an interested party. The following are transactions in which the Company was or is a party, in which the amount involved exceeded $120,000, and in which a director, director nominee, executive officer, holder of more than 5% of our Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.
Our chairman, Mr. Engemoen, is a significant stockholder (directly or indirectly) in, and serves as the Chairman of the Board for, SAMCO Holdings, Inc. (“SAMCO”), which owns all of the outstanding stock or equity interests, as applicable, of each of SAMCO Financial Services, Inc. (“SAMCO Financial”), SAMCO Capital Markets, Inc. (“SAMCO Capital Markets”), and SAMCO-BD, LLC (“SAMCO-BD”). SAMCO and its affiliated entities are referred to as the “SAMCO Entities.” Through its subsidiaries, the Company currently provides technology support and other similar services to SAMCO and provides clearing services, including margin lending, to the customers of SAMCO Capital Markets. PFSI had provided clearing and margin lending services to customers of SAMCO Financial prior to SAMCO Financial’s termination of its broker-dealer status on December 31, 2006.
On July 18, 2006, three claimants filed separate arbitration claims with the NASD (which is now known as FINRA) against PFSI related to the sale of certain collateralized mortgage obligations by SAMCO Financial to its customers. In the ensuing months, additional arbitration claims were filed against PFSI and certain of our directors and officers based upon substantially similar underlying facts. These claims generally allege, among other things, that SAMCO Financial, in its capacity as broker, and PFSI, in its capacity as the clearing broker, failed to adequately supervise certain registered representatives of SAMCO Financial, and otherwise acted improperly in connection with the sale of these securities during the time period from approximately June, 2004 to May, 2006. Claimants have generally requested compensation for losses incurred through the depreciation in market value or liquidation of the collateralized mortgage obligations, interest on any losses suffered, punitive damages, court costs and attorneys’ fees. In addition to the arbitration claims, on March 21, 2008, Ward Insurance Company, Inc., et al, filed a claim against PFSI and Roger J. Engemoen, Jr., the Company’s Chairman of the Board, in the Superior Court of California, County of San Diego, Central District, based upon substantially similar facts.
On November 5, 2008, the Company entered into a settlement agreement with certain of the SAMCO Entities pursuant to which the Company received a limited personal guaranty from Mr. Engemoen of certain of the indemnification obligations of various SAMCO Entities with respect to claims related to the underlying facts described above, and, in exchange, the Company agreed to limit the aggregate indemnification obligations of the SAMCO Entities with respect to certain matters described above to $2,965,243. Unpaid indemnification obligations of $800,000 were satisfied prior to February 15, 2009. Of the $800,000 obligation, $86,000 was satisfied through a setoff against an obligation owed to the SAMCO Entities by PFSI, with the balance paid in cash. The remaining $2,165,243 indemnity obligation will be payable in cash, of which $600,000 is to be paid to the Company by no later than June 15, 2009 and the remainder by no later than December 31, 2009. Mr. Engemoen has guaranteed the payment of these obligations up to an aggregate of $2.0 million, within thirty (30) days of any default by the SAMCO Entities of their obligations under the settlement agreement. In addition to the above stated liabilities, the SAMCO Entities will also be responsible for any costs associated with collection under the foregoing settlement agreement together with any interest accrued on any past due amounts, and Mr. Engemoen will be responsible for any additional costs associated with collection under his guaranty together with any interest accrued on any past due amounts. The SAMCO Entities will remain responsible for the payment of their own defense costs and any claims from any third parties not expressly released under the settlement agreement, irrespective of amounts paid to indemnify the Company. The settlement agreement only relates to the matters described above and does not alter the indemnification obligations of the SAMCO Entities with respect to unrelated matters.
We provide technology support and similar services to SAMCO pursuant to the terms of a Transition Services Agreement entered into between the Company and SAMCO on May 16, 2006. That agreement was entered into at arm’s length and we believe it to be on market terms. Clearing services are provided to SAMCO Capital Markets pursuant to the terms of a clearing agreement entered into between the Company and SAMCO Capital Markets on May 19, 2005. That agreement was also entered into at arm’s length and is similar to clearing agreements the Company enters into from time to time with other similarly situated correspondents. We believe the terms to be no more favorable to SAMCO Capital Markets than what the Company would offer similarly situated correspondents. In 2008, we generated approximately $105,000 in revenue from our provision of technology support and similar services to SAMCO and $410,427 in revenue from our clearing relationship with SAMCO Capital Markets.
We sublet space to SAMCO Capital Markets at our principal offices at 1700 Pacific Avenue in Dallas, Texas and at One Penn Plaza, in New York, NY. For each sublease, SAMCO Capital Markets is required to pay the percentage of the rental expense we incur equal to the percentage of space SAMCO Capital Markets occupies. We believe each sublease to be on market terms. In 2008, for occupying the 20th floor of our Dallas office, SAMCO Capital Markets made payments totaling $125,324 in rental expense to the landlord of that property. For occupying half of the 51st floor in our New York office, SAMCO Capital Markets made payments totaling $682,466 to the landlord of that property. SAMCO Capital Markets sublets space to us at 6805 Capital of Texas Highway,

Suite 350, Austin, Texas, pursuant to a sublease agreement that we believe was entered into on market terms. In 2008, we paid $105,812 to SAMCO Capital Markets for occupying office space in Austin.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Directors and executive officers, and any persons holding 10% or more of the Company’s common stock, to file reports of ownership and any changes in ownership of the Company’s stock. To the best of the Company’s knowledge, in 2008, all required forms were filed on time with the Securities and Exchange Commission.
OTHER MATTERS
     The Board of Directors knows of no business other than that set forth above to be transacted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such matters is granted by the execution of the enclosed Proxy.
The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 has been posted on the Internet at http://www.cstproxy.com/penson/2009 concurrently with the posting of the Proxy Statement and the mailing of the Notice of Annual Meeting. The Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy soliciting material.
By Order of the Board of Directors,
Andrew B. Koslow
Secretary
April 8, 2009

Appendix A
AMENDED AND RESTATED
PENSON WORLDWIDE, INC.
2000 STOCK INCENTIVE PLAN
ARTICLE ONE
GENERAL PROVISIONS
     I. PURPOSE OF THE PLAN
This Amended and Restated 2000 Stock Incentive Plan is intended to promote the interests of Penson Worldwide, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.
Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.
     II. STRUCTURE OF THE PLAN
          A. The Plan shall be divided into three separate equity incentive programs:
                         (i) the Discretionary Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock or stock appreciation rights tied to the value of such Common Stock,
                         (ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock pursuant to restricted stock awards, restricted stock units or other share right awards which vest upon the completion of a designated service period or the attainment of pre-established performance milestones, or such shares of Common Stock may be issued through direct purchase or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and
                         (iii) the Automatic Grant Program under which eligible non-employee Board members shall automatically receive grants at periodic intervals over their period of continued Board service.
          B. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.
     III. ADMINISTRATION OF THE PLAN
          A. Prior to the Section 12 Registration Date, the Discretionary Grant and Stock issuance Programs shall be administered by the Board unless otherwise determined by the Board. Beginning with the Section 12 Registration Date, the following provisions shall govern the administration of the Plan:
                         (i) The Board shall have the authority to administer the Discretionary Grant and Stock Issuance Programs with respect to Section 16 Insiders but may delegate such authority in whole or in part to the Primary Committee.
                         (ii) Administration of the Discretionary Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board’s discretion, be vested in the Primary Committee and/or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

                         (iii) Administration of the Automatic Grant Program shall be self-executing in accordance with the terms of that program.
          B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full power and authority subject to the provisions of the Plan:
                         (i) to establish such rules as it may deem appropriate for proper administration of the Plan, to make all factual determinations, to construe and interpret the provisions of the Plan and the awards thereunder and to resolve any and all ambiguities thereunder;
                         (ii) to determine, (i) with respect to the awards of options or stock appreciation rights under the Discretionary Grant Program, which eligible persons are to receive such awards, the time or times when those awards are to be made, the number of shares to be covered by each such award, the exercise or vesting schedule (if any) applicable to the award, the maximum term for which such award is to remain outstanding and the status of a granted option as either an Incentive Option or a Non-Statutory Option and (ii) with respect to stock issuances or other stock-based awards under the Stock Issuance Program, which eligible persons are to receive such issuances or awards, the time or times when the issuances or awards are to be made, the number of shares subject to each such issuance or award, the vesting and issuance schedules applicable to the shares which are the subject of such issuance or award and the consideration for those shares;
                         (iii) to amend, modify or cancel any outstanding award with the consent of the holder or accelerate the vesting of such award (subject to the restrictions set forth in Article IV); and
                         (iv) to take such other discretionary actions as permitted pursuant to the terms of the applicable program.
Decisions of each Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties.
          C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.
          D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grant, stock appreciation right, stock issuance or other stock-based award under the Plan.
     IV. ELIGIBILITY
          A. The persons eligible to participate in the Discretionary Grant and Stock Issuance Programs are as follows:
                         (i) Employees,
                         (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and
                         (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).
          B. Only non-employee Board members shall be eligible to participate in the Automatic Grant Program.

     V. STOCK SUBJECT TO THE PLAN
          This Article One was amended and modified by the Board on March 18, 2009 to increase the number of shares available for issuance under the Plan by One Million (1,000,000) shares, subject to stockholder approval at the 2009 Annual Meeting. Accordingly, if such stockholder approval is obtained, then the following terms and provisions shall govern the number of shares subject to the plan effective at the 2009 Annual Meeting. Should such stockholder approval not be obtained, then the provisions of this Article One as in effect immediately prior to the March 18 amendment shall continue in full force and effect.
          A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed Seven Million Five Hundred Thousand (7,500,000) shares. Such reserve is comprised of (i) One Million (1,000,000) shares of Common Stock previously authorized for issuance under the Plan plus (ii) an increase of Five Million Five Hundred Thousand (5,500,000) shares approved by the Board on July 26, 2005, and subsequently approved by the stockholders, plus (iii) an increase of One Million (1,000,000) shares approved by the Board on March 18, 2009, subject to stockholder approval.
          B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with the calendar year 2006, by an amount equal to one percent (1%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall such annual increase exceed Six Hundred Fifty Thousand (650,000) shares; except that an additional One Million (1,000,000) shares shall be available for issuance effective at the 2009 Annual Meeting of Stockholders, subject to stockholder approval.
          C. No one person participating in the Plan may receive stock options, stand-alone stock appreciation rights, direct stock issuances (whether vested or unvested) or other stock-based awards (whether in the form of restricted stock units or other share-right awards) for more than Two Million (2,000,000) shares of Common Stock in the aggregate per calendar year.
          D. Shares of Common Stock subject to outstanding options or other awards made under the Plan shall be available for subsequent issuance under the Plan to the extent (i) those options or awards expire or terminate for any reason prior to the issuance of the shares of Common Stock subject to those options or awards or (ii) the awards are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently forfeited or repurchased by the Corporation, at a price per share not greater than the original issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for subsequent reissuance. Should the exercise price of an option under the Plan be paid with shares of Common Stock, then the authorized reserve of Common Stock under the Plan shall be reduced by the net number of shares issued under the exercise. If shares of Common Stock otherwise issuable under the Plan are withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or stock appreciation right or the issuance of fully-vested shares under the Stock Issuance Program, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the net number of shares issued under the exercised option or stock appreciation right or the net number of fully-vested shares issued under the Stock Issuance Program. Such withholding shall in effect constitute a cash bonus under the Plan, payable directly to the applicable taxing authorities on behalf of the individual concerned, in an amount equal to the Fair Market Value of the withheld shares, and shall not be treated as an issuance and immediate repurchase of those shares.
          E. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities by which the share reserve is to increase each calendar year pursuant to the automatic share increase provisions of the Plan, (iii) the number and/or class of securities for which any one person may be granted options, stand-alone stock appreciation rights, direct stock issuances and other stock-based awards under the Plan per calendar year, (iv) the number and/or class of securities for which grants are subsequently to be made under the Automatic Grant Program to new and continuing non-employee Board members, (v) the number and/or class of securities and the exercise or base price per share in effect under each outstanding option or stock appreciation right under the Plan and (vi) the number and/or class of securities subject to each outstanding restricted stock unit or other stock-based award under the Plan and the issue price (if any) payable per share. Such adjustments to the outstanding options, stock appreciation rights or other stock-based awards are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under those options, stock appreciation rights or other stock-based awards. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

ARTICLE TWO
DISCRETIONARY GRANT PROGRAM
     I. OPTION TERMS
Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.
     A. Exercise Price.
          1. The exercise price per share shall be fixed by the Plan Administrator and may be less than, equal to or greater than the Fair Market Value per share of Common Stock on the grant date.
          2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of the documents evidencing the option, be payable in one or more of the following forms:
                         (i) in cash or check made payable to the Corporation;
                         (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or
                         (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a brokerage firm (reasonably satisfactory to the Corporation for purposes of administering such procedure in compliance with the Corporation’s pre-clearance/pre-notification policies) to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale.
Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.
          B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.
          C. Cessation of Service.
               1. The following provisions shall govern the exercise of any options outstanding at the time of the Optionee’s cessation of Service or death:
                         (i) Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.
                         (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by his or her Beneficiary.

                         (iii) During the applicable post-Service exercise period, the option may not be exercised for more than the number of vested shares for which the option is at the time exercisable. No additional shares shall vest under the option following the Optionee’s cessation of Service, except to the extent (if any) specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with the Optionee. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.
                         (iv) Should the Optionee’s Service be terminated for Misconduct or should the Optionee engage in Misconduct (as determined by the Plan Administrator) while his or her options are outstanding, then all such options shall terminate immediately and cease to be outstanding.
               2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding:
                         (i) to extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service to such period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or
                         (ii) to permit the option to be exercised, during the applicable post-Service exercise period, for one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.
          D. Shareholder Rights. The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.
          E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of repurchase. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.
          F. Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of inheritance following the Optionee’s death. Non-Statutory Options shall be subject to the same restrictions, except that a Non-Statutory Option may, to the extent permitted by the Plan Administrator, be assigned in whole or in part during the Optionee’s lifetime (i) as a gift to one or more of the Optionee’s Family Members, to a trust in which the Optionee and/or one or more such Family Members hold more than fifty percent (50%) of the beneficial interest or to an entity in which more than fifty percent (50%) of the voting interests are owned by the Optionee and/or one or more such Family Members or (ii) pursuant to a domestic relations order. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.
Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

     II. INCENTIVE OPTIONS
The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.
          A. Eligibility. Incentive Options may only be granted to Employees.
          B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.
          C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).
To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, then for purposes of the foregoing limitations on the exercisability of those options as Incentive Options, such options shall be deemed to become first exercisable in that calendar year on the basis of the chronological order in which they were granted, except to the extent otherwise provided under applicable law or regulation.
          D. 10% Shareholder. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.
     III. STOCK APPRECIATION RIGHTS
          A. Authority. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock appreciation rights in accordance with this Section III to selected Optionees or other individuals eligible to receive option grants under the Discretionary Grant Program.
          B. Types. Three types of stock appreciation rights shall be authorized for issuance under this Section III: (i) tandem stock appreciation rights (“Tandem Rights”), (ii) stand-alone stock appreciation rights (“Stand-alone Rights”) and (iii) limited stock appreciation rights (“Limited Rights”).
          C. Tandem Rights. The following terms and conditions shall govern the grant and exercise of Tandem Rights.
               1. One or more Optionees may be granted a Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock or the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.
               2. No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section III shall be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

               3. If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.
          D. Stand-Alone Rights. The following terms and conditions shall govern the grant and exercise of Stand-alone Rights:
               1. One or more individuals eligible to participate in the Discretionary Grant Program may be granted a Stand-alone Right not tied to any underlying option under this Discretionary Grant Program. The Stand-alone Right shall relate to a specified number of shares of Common Stock and shall be exercisable upon such terms and conditions as the Plan Administrator may establish. In no event, however, may the Stand-alone Right have a maximum term in excess of ten (10) years measured from the grant date. Upon exercise of the Stand-alone Right, the holder shall be entitled to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date) of the shares of Common Stock underlying the exercised right over (ii) the aggregate base price in effect for those shares.
               2. The number of shares of Common Stock underlying each Stand-alone Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Stand-alone Right is granted. In no event, however, may the base price per share be less than the Fair Market Value per underlying share of Common Stock on the grant date.
               3. Stand-alone Rights shall be subject to the same transferability restrictions applicable to Non-Statutory Options. In addition, one or more beneficiaries may be designated for an outstanding Stand-alone Right in accordance with substantially the same terms and provisions as set forth in Section I.F of this Article Two.
               4. The distribution with respect to an exercised Stand-alone Right shall be made in shares of Common Stock valued at Fair Market Value on the exercise date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.
               5. If the distribution is made in shares of Common Stock, the holder of a Stand-alone Right shall have no shareholder rights with respect to the shares subject to the Stand-alone Right unless and until such person shall have exercised the Stand-alone Right and become a holder of record of the shares of Common Stock issued upon the exercise of such Stand-alone Right.
          E. Limited Rights. The following terms and conditions shall govern the grant and exercise of Limited Rights under this Article Two:
               1. One or more Section 16 Insiders may, in the Plan Administrator’s sole discretion, be granted Limited Rights with respect to their outstanding options under this Article Two.
               2. Upon the occurrence of a Hostile Take-Over, the Section 16 Insider shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each option with such a Limited Right to the Corporation. The Section 16 Insider shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for those vested shares. Such cash distribution shall be made within five (5) days following the option surrender date.
               3. The Plan Administrator shall pre-approve, at the time such Limited Right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section III. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.
          F. Post-Service Exercise. The provisions governing the exercise of Tandem, Stand-alone and Limited Stock Appreciation Rights following the cessation of the recipient’s Service shall be substantially the same as those set forth in Section I.C of this Article Two for the options granted under the Discretionary Grant Program, and the Plan Administrator’s discretionary authority under Section I.C.2 of this Article Two shall also extend to any outstanding Tandem, Stand-alone or Limited Stock Appreciation Rights.
     IV. CHANGE IN CONTROL/HOSTILE TAKE-OVER
          A. Each option or stock appreciation right outstanding at the time of a Change in Control shall automatically accelerate so that each such option or stock appreciation right shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares of Common Stock at the time subject to that option or stock appreciation right and may be exercised for any or all of those shares as fully vested shares of Common Stock. However, an outstanding option or stock appreciation right shall not become exercisable on such an accelerated basis if and to the extent: (i) such option or stock appreciation right is, in connection with the Change in Control, to be assumed by the successor corporation (or parent thereof) or is otherwise to continue in full force and effect pursuant to the terms of the Change in Control or (ii) such option or stock appreciation right is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on any shares as to which the option or stock appreciation right is not otherwise at that time exercisable and provides for subsequent payout of that spread in accordance with the same exercise/vesting schedule applicable to those shares or (iii) the acceleration of such option or stock appreciation right is subject to other limitations imposed by the Plan Administrator.
          B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.
          C. Immediately following the consummation of the Change in Control, all outstanding options or stock appreciation rights shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control.
          D. Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. In the event outstanding Stand-alone Rights are to be assumed in connection with a Change in Control transaction or otherwise continued in effect, the shares of Common Stock underlying each such Stand-alone Right shall be adjusted immediately after such Change in Control so as to apply to the number and class of securities into which those shares of Common Stock would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the base price per share in effect under each outstanding Stand-alone Right, provided the aggregate base price shall remain the same, (iii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan, (iv) the maximum number and/or class of securities for which any one person may be granted options, stand-alone stock appreciation rights, direct stock issuances and other stock-based awards under the Plan per calendar year, (v) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the automatic share increase provisions of the Plan, and (vi) the number and/or class of securities for which option grants are subsequently to be made under the Director Automatic Grant Program to new and continuing non-employee Board members. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding options or stock appreciation rights, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.
               E. The Plan Administrator may at any time provide that one or more options or stock appreciation rights will automatically accelerate in connection with a Change in Control, whether or not those options or stock appreciation rights are assumed or otherwise continued in full force and effect pursuant to the terms of the Change in Control. Any such option or stock appreciation right shall accordingly become exercisable, immediately prior to the effective date of such Change in Control, for all of the shares of Common Stock at the time subject to that option or stock appreciation right and may be exercised for any or all of those shares as fully-vested shares of Common Stock. In addition, the Plan Administrator may at any time provide that one or more of the Corporation’s repurchase rights shall not be assignable in connection with such Change in Control and shall terminate upon the consummation of such Change in Control.
               F. The Plan Administrator may at any time provide that one or more options will automatically accelerate upon an Involuntary Termination of the Optionee’s Service within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those options or stock appreciation rights do not otherwise accelerate. Any options or stock appreciation rights so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may at any time provide that one or more of the Corporation’s repurchase rights shall immediately terminate upon such Involuntary Termination.
               G. The Plan Administrator may at any time provide that one or more options will automatically accelerate in connection with a Hostile Take-Over. Any such option or stock appreciation right shall become exercisable, immediately prior to the effective date of such Hostile Take-Over, for all of the shares of Common Stock at the time subject to that option or stock appreciation right and may be exercised for any or all of those shares as fully-vested shares of Common Stock. In addition, the Plan Administrator may at any time provide that one or more of the Corporation’s repurchase rights shall terminate automatically upon the consummation of such Hostile Take-Over. Alternatively, the Plan Administrator may condition such automatic acceleration and termination upon an Involuntary Termination of the Optionee’s Service within a designated period (not to exceed eighteen (18) months) following the effective date of such Hostile Take-Over. Each option or stock appreciation right so accelerated shall remain exercisable for fully-vested shares until the expiration or sooner termination of the option term.
               H. The portion of any Incentive Option accelerated in connection with a Change in Control or Hostile Take Over shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.
     V. EXCHANGE/REPRICING PROGRAMS
The Plan Administrator shall not (i) implement any cancellation/regrant program pursuant to which outstanding options or stock appreciation rights under the Discretionary Grant Program are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise or base price per share, (ii) cancel outstanding options or stock appreciation rights under the Discretionary Grant Program with exercise or base prices per share in excess of the then Fair Market Value per share of Common Stock for consideration payable in equity securities of the Corporation or (iii) otherwise directly reduce the exercise or base price of outstanding options or stock appreciation rights under the Discretionary Grant Program, without in each instance obtaining shareholder approval.

ARTICLE THREE
STOCK ISSUANCE PROGRAM
     I. STOCK ISSUANCE TERMS
Shares of Common Stock may be issued under the Stock Issuance Program, either as vested or unvested shares, through direct and immediate issuances without any intervening options. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards or restricted stock units which entitle the recipients to receive the shares underlying those awards or units upon the attainment of designated performance goals, the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards or units. Each such award shall be evidenced by one or more documents which comply with the terms specified below.
          A. Purchase Price.
               1. The issue price per share shall be fixed by the Plan Administrator and may be less than, equal to or greater than the Fair Market Value per share of Common Stock on the issuance date.
               2. Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:
                         (i) cash or check made payable to the Corporation, or
                         (ii) past services rendered to the Corporation (or any Parent or Subsidiary).
          B. Vesting/Issuance Provisions.
               1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon the attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards or restricted stock units which entitle the recipients to receive the shares underlying those awards or units upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards or units, including (without limitation) a deferred distribution date following the termination of the Participant’s Service.
               2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.
               3. The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. The Participant shall not have any shareholder rights with respect to the shares of Common Stock subject to a restricted stock unit or share right award until that award vests and the shares of Common Stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of Common Stock, on outstanding restricted stock unit or share right awards, subject to such terms and conditions as the Plan Administrator may deem appropriate.

               4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock, or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay to the Participant the lower of (i) the cash consideration paid for the surrendered shares or (ii) the Fair Market Value of those shares at the time of cancellation. If the shares were purchased with purchase-money indebtedness, the Corporation shall, in lieu of a cash payment, cancel a portion of the unpaid principal balance of any outstanding purchase-money note of the Participant by an amount equal to the lower of (i) the cash consideration paid for the surrendered shares or (ii) the Fair Market Value of those shares at the time of cancellation.
               5. The Plan Administrator may waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.
               6. Outstanding share right awards or restricted stock units under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards or units, if the performance goals or Service requirements established for such awards or units are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to issue vested shares of Common Stock under one or more outstanding share right awards or restricted stock units as to which the designated performance goals or Service requirements have not been attained or satisfied.
     II. CHANGE IN CONTROL/HOSTILE TAKE-OVER
          A. All of the Corporation’s outstanding repurchase rights shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.
          B. If any restricted stock unit or share right award is not assumed or otherwise continued in effect or replaced with a cash incentive program of the successor corporation which preserves the Fair Market Value of the underlying shares of Common Stock at the time of a Change in Control and provides for the subsequent payout of that value in accordance with the same vesting schedule applicable to those shares, then such unit or award shall vest, and the shares of Common Stock subject to that unit or award shall be issued as fully-vested shares, immediately prior to the consummation of the Change in Control.
          C. Each outstanding restricted stock unit or share right award assumed in connection with a Change in Control or otherwise continued in effect shall be adjusted immediately after the consummation of that Change in Control so as to apply to the number and class of securities into which the shares of Common Stock subject to the award immediately prior to the Change in Control would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time, and appropriate adjustments shall also be made to the consideration (if any) payable per share thereunder, provided the aggregate amount of such consideration shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding restricted stock units or share right awards, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction. If any such restricted stock unit or share right award is not so assumed or otherwise continued in effect, then such unit or award shall vest, and the shares of Common Stock subject to that unit or award shall be issued as fully-vested shares, immediately prior to the consummation of the Change in Control.

          D. The Plan Administrator shall have the discretionary authority to structure one or more unvested stock issuances or one or more restricted stock unit or other share right awards under the Stock Issuance Program so that the shares of Common Stock subject to those issuances or awards shall automatically vest (or vest and become issuable) in whole or in part immediately upon the occurrence of a Change in Control or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period following the effective date of that Change in Control transaction.
          E. The Plan Administrator shall also have the discretionary authority to structure one or more unvested stock issuances or one or more restricted stock unit or other share right awards under the Stock Issuance Program so that the shares of Common Stock subject to those issuances or awards shall automatically vest (or vest and become issuable) in whole or in part immediately upon the occurrence of a Hostile Take-Over or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of that Hostile Take-Over.
     III. SHARE ESCROW/LEGENDS
Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

ARTICLE FOUR
AUTOMATIC GRANT PROGRAM
          The provisions of the Automatic Grant Program set forth in this Article Four were amended and modified by the Board on February 19, 2009 subject to stockholder approval at the 2009 Annual Meeting. Accordingly, if such stockholder approval is obtained, then the following terms and provisions shall govern the awards made under this Automatic Grant Program, effective with the awards made to new and continuing non-employee Board members at the 2009 Annual Meeting. Should such stockholder approval not be obtained, then the provisions of this Article Four as in effect immediately prior to the February 19 amendment shall continue in full force and effect.
     I. TERMS
          A. Grants. The awards to be made under the Automatic Grant Program shall be as follows:
               1. Each individual who is first elected or appointed as a non-employee Board member at any time on or after the date of the 2008 Annual Meeting shall automatically be granted, on the date of such initial election or appointment, an award in the form of restricted stock units covering that number of shares of Common Stock (rounded up to the next whole share) determined by dividing the dollar sum of $100,000 by the Fair Market Value per share of Common Stock on such date, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary (the “Initial Grant”).
               2. On the date of each annual shareholders meeting beginning with the 2008 Annual Meeting, each individual who is to continue to serve as a non-employee Board member shall automatically be granted, on the date of such meeting, an award in the form of restricted stock units covering that number of shares of Common Stock (rounded up to the next whole share) determined by dividing the dollar sum of $70,000 by the Fair Market Value per share of Common Stock on such date (the “Annual Grant”). There shall be no limit on the number of such Annual Grants any one continuing non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) shall be eligible to receive one or more such Annual Grants over their period of continued Board service.
          B. Vesting of Awards and Issuance of Shares. Each Initial Grant made under this Article Four shall vest in a series of twelve (12) successive equal quarterly installments over the Participant’s period of continued service as a Board member, with the first installment to vest at the end of the fiscal quarter during which the award is granted. Each Annual Grant shall vest in a series of eight (8) successive equal quarterly installments over the Participant’s continued service as a Board member, with the first installment to vest at the end of the fiscal quarter during which the award is granted. Should a non-employee Board member cease Board service by reason of death or Permanent Disability, then each Initial and Annual Grant made to such individual under this Article Four and outstanding at the time of such cessation of Board service shall immediately vest in full. The shares of Common Stock underlying each Initial or Annual Grant which vests in accordance with the foregoing vesting provisions shall be issued as they vest; provided, however, that the Plan Administrator may allow one or more non-employee Board members to defer, in accordance with the applicable requirements of Code Section 409A and the regulations thereunder, the issuance of the shares beyond the vesting date to a designated date or until cessation of Board service or an earlier Change in Control.
     II. CHANGE IN CONTROL/HOSTILE TAKE-OVER
          A. In the event of any Change in Control or Hostile Take-Over, the shares of Common Stock at the time subject to each outstanding Initial and Annual Grant but not otherwise vested shall, immediately prior to the effective date of that Change in Control or Hostile Take-Over transaction, vest in full and shall be issued to him or her as soon as administratively practicable thereafter, but in no event more than fifteen (15) business days after such effective date, subject to any applicable deferral election.

     III. REMAINING TERMS
The remaining terms of each award granted under the Automatic Grant Program shall be as set forth in the award agreement approved by the Primary Committee to evidence the awards made under this Article Four.

ARTICLE FIVE
MISCELLANEOUS
     I. NO IMPAIRMENT OF AUTHORITY
Outstanding awards shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
     II. TAX WITHHOLDING
               A. The Corporation’s obligation to deliver shares of Common Stock upon the exercise of options or stock appreciation rights or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.
               B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options, stock appreciation rights, restricted stock units or any other share right awards pursuant to which vested shares of Common Stock are to be issued under the Plan (other than the awards made under the Automatic Grant Program) and any or all Participants to whom vested or unvested shares of Common Stock are issued in a direct issuance under the Stock Issuance Program with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such holders may become subject in connection with the exercise of their options or stock appreciation rights, the issuance to them of vested shares or the subsequent vesting of unvested shares issued to them. Such right may be provided to any such holder in either or both of the following formats:
Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or stock appreciation right or upon the issuance of fully-vested shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.
Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option or stock appreciation right is exercised, the vested shares are issued or the unvested shares subsequently vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the exercise, share issuance or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder. The shares of Common Stock so delivered shall not be added to the shares of Common Stock authorized for issuance under the Plan.
     III. EFFECTIVE DATE AND TERM OF THE PLAN
               A. The Plan became effective immediately upon the Plan Effective Date. Options may be granted under the Discretionary Grant Program at any time on or after the Plan Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation’s shareholders. If such shareholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.
               B. The Plan was amended and restated by the Board on July 26, 2005 (the “2005 Restatement”), subject to shareholder approval, to (i) increase the number of shares of Common Stock reserved for issuance under the Plan by an additional Five Million Five Hundred Thousand (5,500,000) shares, (ii) limit the number of shares by which the reserve may increase annually to one percent (1%) up to a maximum of Six Hundred Fifty Thousand (650,000) shares, (iii) increase the number of shares for which any one individual may receive awards in any one year to two million (2,000,000) shares, (iv) allow for the grant of stock appreciation rights and other stock based awards, (v) eliminate the Salary Investment and Director Fee Option Grant Programs, (vi) amend the Automatic Grant Program, (vii) extend the term of the Plan and (viii) effect several technical revisions to facilitate plan administration.

               C. The Plan was amended and restated by the Board on March 10, 2008, and subsequently approved by the stockholders, to (i) eliminate the Corporation’s ability to reprice outstanding options and stock appreciation rights and (ii) amend the terms of the Automatic Grant Program in effect for new and continuing non-employee Board members.
               D. The Plan was amended on February 19, 2009, subject to stockholder approval, to coordinate the vesting of equity grants to the Company’s non-employee directors under the Director Automatic Grant Program to coincide with the end of each fiscal quarter
               E. The Plan was amended on March 18, 2009, subject to stockholder approval, to increase the number of shares available for issuance under the Plan by One Million (1,000,000) shares.
               F. The Plan shall terminate upon the earliest of (i) July 25, 2015, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options, stock appreciation rights, restricted stock units and other share right awards in connection with a Change in Control. Upon such plan termination, all option grants, stock appreciation rights, unvested stock issuances, restricted stock units and other share right awards shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants, issuances or awards.
     IV. AMENDMENT OF THE PLAN
               A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options, stock appreciation rights, unvested stock issuances or other stock-based awards at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, amendments to the Plan will be subject to shareholder approval to the extent required under applicable law or regulation or pursuant to the listing standards of the stock exchange (or the Nasdaq National Market) on which the Common Stock is at the time primarily traded.
               B. Options and stock appreciation rights may be granted under the Discretionary Grant Program and stock-based awards may be made under the Stock Issuance Program that in each instance involve shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided no shares shall actually be issued pursuant to those grants or awards until the number of shares of Common Stock available for issuance under the Plan is sufficiently increased by shareholder approval of an amendment of the Plan authorizing such increase. If shareholder approval is required and is not obtained within twelve (12) months after the date the first excess grant or award made against such contingent increase, then any options, stock appreciation rights or other stock-based awards granted on the basis of such excess shares shall terminate and cease to be outstanding.
     V. USE OF PROCEEDS
Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.
     VI. REGULATORY APPROVALS
               A. The implementation of the Plan, the granting of any stock option, stock appreciation right or other stock-based award under the Plan and the issuance of any shares of Common Stock (i) upon the exercise or vesting of any granted option, stock appreciation right or other stock-based award or (ii) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.
               B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.
     VII. NO EMPLOYMENT/SERVICE RIGHTS
Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

APPENDIX
The following definitions shall be in effect under the Plan:
          A. Automatic Grant Program shall mean the Automatic Grant Program in effect under the Plan.
          B. Beneficiary shall mean, in the event the Plan Administrator implements a beneficiary designation procedure, the person designated by an Optionee or Participant, pursuant to such procedure, to succeed to such person’s rights under any outstanding awards held by him or her at the time of death. In the absence of such designation or procedure, the Beneficiary shall be the personal representative of the estate of the Optionee or Participant or the person or persons to whom the award is transferred by will or the laws of inheritance.
          C. Board shall mean the Corporation’s Board of Directors.
          D. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:
               (i) a merger, consolidation or reorganization approved by the Corporation’s shareholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction,
               (ii) any shareholder-approved transfer or other disposition of all or substantially all of the Corporation’s assets, or
               (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s shareholders which the Board recommends such shareholders accept.
          E. Code shall mean the Internal Revenue Code of 1986, as amended.
          F. Common Stock shall mean the Corporation’s common stock.
          G. Corporation shall mean Penson Worldwide, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Penson Worldwide, Inc. which shall by appropriate action adopt the Plan.
          H. Discretionary Grant Program shall mean the discretionary grant program in effect under Article Two of the Plan pursuant to which stock options and stock appreciation rights may be granted to one or more eligible individuals.
          I. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.
          J. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.
          K. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market or any successor system and in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.
          (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and reported in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.
          (iii) For purposes of any option grants made on the Underwriting Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is to be sold in the initial public offering pursuant to the Underwriting Agreement.
          (iv) For purposes of any options made prior to the Underwriting Date, the Fair Market Value shall be determined by the Plan Administrator, after taking into account such factors as it deems appropriate.
          L. Family Member means, with respect to a particular Optionee or Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law.
          M. Hostile Take-Over shall mean:
          (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s shareholders which the Board does not recommend such shareholders to accept, or
          (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.
          N. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.
          O. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:
          (i) such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or
          (ii) such individual’s voluntary resignation following (A) a change in his or her position with the Corporation or Parent or Subsidiary employing the individual which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual’s consent.
          P. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any intentional wrongdoing by such person, whether by omission or commission, which adversely affects the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. This shall not limit the grounds for the dismissal or discharge of any person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.
          Q. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.
          R. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.
          S. Option Surrender Value shall mean the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation or, in the event of a Hostile Take-Over effected through a tender offer, the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over, if greater. However, if the surrendered option is an Incentive Option, the Option Surrender Value shall not exceed the Fair Market Value per share.
          T. Optionee shall mean any person to whom an option is granted under the Discretionary Grant or Automatic Grant Program.
          U. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
          V. Participant shall mean any person who is issued shares of Common Stock or restricted stock units or other stock-based awards under the Stock Issuance Program or the Automatic Grant Program.
          W. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.
          X. Plan shall mean the Corporation’s 2000 Stock Incentive Plan, as set forth in this document.
          Y. Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction. However, the Primary Committee shall have the plenary authority to make all factual determinations and to construe and interpret any and all ambiguities under the Plan to the extent such authority is not otherwise expressly delegated to any other Plan Administrator.
          Z. Plan Effective Date shall mean August 30, 2005, the date on which the Plan was adopted by the Board.

          AA. Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Grant and Stock Issuance Programs with respect to Section 16 Insiders.
          BB. Secondary Committee shall mean a committee of one (1) or more Board members appointed by the Board to administer the Discretionary Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.
          CC. Section 12 Registration Date shall mean the date on which the Common Stock is first registered under Section 12(g) of the 1934 Act.
          DD. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.
          EE. Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option, stock appreciation right, stock issuance or other stock-based award thereunder. For purposes of the Plan, an Optionee or Participant shall be deemed to cease Service immediately upon the occurrence of either of the following events: (i) the Optionee or Participant no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary or (ii) the entity for which the Optionee or Participant is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though the Optionee or Participant may subsequently continue to perform services for that entity.
          FF. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.
          GG. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.
          HH. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
          II. Take-Over Price shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or, if applicable, (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over through the acquisition of such Common Stock. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.
          JJ. 10% Shareholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).
          KK. Underwriting Agreement shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.
          LL. Underwriting Date shall mean the date on which the Underwriting Agreement is executed and priced in connection with an initial public offering of the Common Stock.
          MM. Withholding Taxes shall mean the applicable income and employment withholding taxes to which the holder of an option or stock appreciation right or shares of Common Stock under the Plan may become subject in connection with the grant or exercise of those options or stock appreciation rights or the issuance or vesting of those shares.

CALIFORNIA ADDENDUM
TO
AMENDED AND RESTATED 2000 STOCK INCENTIVE PLAN
This Addendum is hereby incorporated into, and is hereby made a part of, the Penson Worldwide, Inc. 2000 Stock Incentive Plan (the “Plan”) with respect to the grant of options under the Discretionary Grant Program and the issuance of shares of Common Stock and awards under the Stock Issuance Program to California residents. The provisions of this Addendum shall be in lieu of (or in addition to) the corresponding provisions of the Plan and such provisions shall apply until such time as the Common Stock is registered under Section 12(g) of the 1934 Act.
All capitalized terms in this Addendum, to the extent not otherwise defined herein, shall have the meanings assigned to them in the Plan.
     I. Option Terms under Discretionary Grant Program.
A. Exercise Price. The exercise price per share shall be fixed by the Plan Administrator in accordance with the following provisions:
     (i) The exercise price per share applicable to each option shall be not less than 85% of the Fair Market Value per share of Common Stock on the date the option is granted.
     (ii) If the person to whom the option is granted is a 10% Shareholder, then the exercise price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the date the option is granted.
B. Vesting Schedule. The Plan Administrator may not impose a vesting schedule upon any option grant or shares of Common Stock subject to that option which is more restrictive than 20% per year vesting, with the initial vesting to occur not later than one year after the option grant date. However, such limitation shall not be applicable to any option grants made to individuals who are officers of the Corporation, non-employee Board members or independent contractors.
C. Cessation of Service. The following provisions shall govern the exercise of any options outstanding at the time of the Optionee’s cessation of Service or death.
     (i) Should the Optionee cease to remain in Service for any reason other than death, Disability or Misconduct, then the Optionee shall have a period of three (3) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.
     (ii) Should Optionee’s Service terminate by reason of Disability, then the Optionee shall have a period of twelve (12) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee. “Disability” shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances.
     (iii) If the Optionee dies while holding an outstanding option, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or the Optionee’s designated beneficiary or beneficiaries of that option shall have a twelve (12)-month period following the date of the Optionee’s death to exercise such option.
     (iv) During the applicable post-Service exercise period, the option may not be exercised for more than the number of vested shares for which the option is at the time exercisable. No additional shares shall vest under the option following the Optionee’s cessation of Service, except to the extent (if any) specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with the Optionee. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.
     (v) Should the Optionee’s Service be terminated for Misconduct or should the Optionee engage in Misconduct while his or her options are outstanding, then all such options shall terminate immediately and cease to be outstanding.
D. Transferability. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of inheritance following the Optionee’s death. Non-Statutory Options shall be subject to the same restrictions, except that a Non-Statutory Option may, to the extent permitted by the Plan Administrator, be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s family or to a trust established exclusively for the Optionee and/or one or more such family members or to Optionee’s former spouse, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under the Plan, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.
     II. Stock Issuance Program.
A. Purchase Price. The issue price per share shall be fixed by the Plan Administrator in accordance with the following provisions:
     (i) The issue price per share applicable for each share issued shall not be less than 85% of the Fair Market Value of the Common Stock on the issuance date.
     (ii) If the person to whom the share is issued is a 10% Shareholder, the issue price per share shall not be less than 100% of the Fair Market Value of the Common Stock at the issuance date.
B. Vesting Schedule. The Plan Administrator may not impose a vesting schedule upon any issuance of Common Stock or other stock-based award made under the Stock Issuance Program which is more restrictive than 20% per year vesting, with the initial vesting to occur not later than one year measured from the date of such issuance or award. However, such limitation shall not be applicable to any Common Stock Issuances made to individuals who are officers of the Corporation, non-employee Board members or independent contractors.
     III. Financial Information. The Corporation shall deliver a balance sheet and an income statement at least annually to each Optionee and Participant, unless such individual is a key Employee whose duties in connection with the Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information.
     IV. Share Reserve. The maximum number of shares of Common Stock that may be issued over the term of the Plan together with the total number of shares of Common Stock provided for under any stock bonus or similar plan of the Corporation shall not exceed 30% of the then outstanding shares (on an as-converted basis) of the Corporation unless a percentage higher than 30% is approved by at least two-thirds of the outstanding shares of the Corporation entitled to vote on such matter.

PENSON WORLDWIDE, INC.

VOTE BY INTERNET OR TELEPHONE
QUICK   *   *   *   EASY   *   *   *   IMMEDIATE
As a stockholder of Penson Worldwide, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on May 20, 2009.

Vote Your Proxy on the Internet:		Vote Your Proxy by Phone:		Vote Your Proxy by mail:
Go to www.continentalstock.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	OR	Call 1 (866) 894-0537 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	OR	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE
VOTING ELECTRONICALLY OR BY PHONE
▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

If you provide specific voting instructions, your shares will be voted as you instruct. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with there commendations of the Board. These recommendations are:
Please mark your votes like this	☒
1.	FOR the election of three (3) Directors of the Company, each of whom will serve until the 2012 annual meeting of stockholders or until their successors are elected and qualified; NOMINEES: (01) Roger J. Engemoen, Jr., (02) David M. Kelly, (03) David Johnson

FOR nominees listed	WITHHOLD AUTHORITY
above (except those	to vote for all nominees
stricken)	listed above
☐	☐
(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee’s name in the list above)

2.
FOR the approval of an amendment to the Company’s Amended and Restated 2000 Stock Incentive Plan that increases the number of shares available for issuance under the plan by 1,000,000 shares and coordinates the vesting of equity grants to the Company’s non-employee directors under the Director Automatic Grant Program to coincide with the end of each fiscal quarter;
		FOR ☐	AGAINST ☐	ABSTAIN ☐

		FOR	AGAINST	ABSTAIN
3.	FOR the ratification of the selection of BDO Seidman, LLP as our independent registered public accounting firm for the fis- cal year ending December 31, 2009.	☐	☐	☐
4. To transact such other business as may properly come before the meeting.
This proxy will be voted as directed, or if no direction is indicated, will be voted “for” the proposals

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature	Date	, 2009.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the Annual
Meeting of Stockholders to be held May 21, 2009
This proxy statement and our 2008 Annual Report to Stockholders are available at http://www.cstproxy.com/penson/2009
▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼
FORM OF PROXY
PENSON WORLDWIDE, INC.
1700 Pacific Avenue, Suite 1400, Dallas, Texas 75201
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PENSON WORLDWIDE, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 21, 2009.
          The undersigned (i) acknowledges receipt of the Notice dated April 8, 2009, of the Annual Meeting of Stockholders of Penson Worldwide, Inc. (the “Company”) to be held on Tuesday, May 21, 2009, at 9:00 a.m. local time at 1700 Pacific Avenue, Suite 295A, Dallas, Texas 75201 and the Proxy Statement in connection therewith and (ii) appoints Andrew B. Koslow and Owen M. Scheurich, and each of them, the undersigned’s proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned on March 23, 2009, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any postponements or adjournments thereof, and the undersigned directs that this proxy be voted as set forth on the reverse.
          If more than one of the proxies named herein shall be present in person or by substitute at the meeting or at any postponements or adjournments thereof, both of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.
           THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES FOR DIRECTOR AND “FOR” PROPOSALS 2 AND 3.
(Continued and to be signed on the reverse side)